                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                               Centex Corporation
                            3333 Holding Corporation
--------------------------------------------------------------------------------
                (Name of Registrants as Specified In Their Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                               CENTEX CORPORATION


                                       and


                            3333 HOLDING CORPORATION



                               PROXY STATEMENT AND
                            NOTICE OF ANNUAL MEETING
                                 OF STOCKHOLDERS
                               OF EACH CORPORATION


                            To Be Held July 27, 2000


                                -----------------


                                      INDEX

                                                                                                  Page
                                                                                                  ----
                               CENTEX CORPORATION
Notice of Annual Meeting of Stockholders.............................................................1
Proxy Statement......................................................................................2

                            3333 HOLDING CORPORATION

Notice of Annual Meeting of Stockholders............................................................21
Proxy Statement.....................................................................................22


                                -----------------

         PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARDS OF DIRECTORS OF CENTEX CORPORATION AND 3333 HOLDING CORPORATION. TO ENSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS. STOCKHOLDERS ARE ENCOURAGED TO REVIEW THE ACCOMPANYING PROXY STATEMENT OF EACH COMPANY CAREFULLY.

                               CENTEX CORPORATION
                                 2728 N. Harwood
                               Dallas, Texas 75201

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held July 27, 2000

To the Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Centex Corporation, a Nevada corporation ("Centex"), will be held in the auditorium of the Dallas Museum of Art, 1717 North Harwood, in the City of Dallas, Texas on Thursday, July 27, 2000 at 10:00 a.m. (C.D.T.) for the following purposes.

     (1) To elect three directors comprising a class of directors to serve until the Annual Meeting of Stockholders in 2003 or until their successors are elected and qualified.

     (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors of Centex has fixed the close of business on June 8, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the meeting. The transfer books will not be closed.

     You are cordially invited to attend the meeting. Whether or not you expect to attend the meeting in person, you are urged to sign, date and mail promptly the accompanying form of Centex proxy so that your Centex shares may be represented and voted at the meeting. Your Centex proxy will be returned to you if you choose to attend the meeting and request such return.


                                         By Order of the Board of Directors


                                                  RAYMOND G. SMERGE
                                        Executive Vice President, Chief Legal
                                            Officer, General Counsel and
                                                      Secretary

Dallas, Texas
June 26, 2000

     PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARD OF DIRECTORS OF CENTEX CORPORATION AND 3333 HOLDING CORPORATION. TO ENSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS.

                               CENTEX CORPORATION

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 27, 2000

                                  INTRODUCTION

     The accompanying proxy, mailed together with this proxy statement, is solicited by and on behalf of the Board of Directors of Centex Corporation, a Nevada corporation ("Centex"), for use at the Annual Meeting of Stockholders of Centex to be held on July 27, 2000, and at any adjournment thereof (the "Annual Meeting"). The mailing address of the executive offices of Centex is 2728 N. Harwood, Dallas, Texas 75201. The approximate date on which this proxy statement and accompanying proxy were first sent to stockholders was on or about June 26, 2000.

PURPOSES OF THE MEETING

     At the meeting, action will be taken upon the following matters:

         (1) Election of three directors comprising the class of directors to serve until the Annual Meeting of Stockholders in 2003 or until their successors are elected and qualified.

         (2) Such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors of Centex (the "Board" or the "Board of Directors") does not know of any matters that may be acted upon at the Annual Meeting other than the matters set forth in item (1) above.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS OF CENTEX RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE NOMINEES FOR DIRECTOR OF CENTEX NAMED IN THE ACCOMPANYING CENTEX PROXY.


                                TANDEM SECURITIES

     On November 30, 1987 Centex distributed as a dividend to its stockholders (through a nominee, the "Nominee") all of the 1,000 issued and outstanding shares of common stock, par value $.01 per share ("Holding Common Stock"), of 3333 Holding Corporation, a Nevada corporation ("Holding"), and all of the 900 issued and outstanding warrants (the "Stockholder Warrants") to purchase Class B Units of limited partnership interest in Centex Development Company, L.P., a Delaware limited partnership ("CDC"). 3333 Development Corporation, a Nevada corporation and a wholly-owned subsidiary of Holding, is the general partner of CDC.

     The Nominee holds the Stockholder Warrants and shares of Holding Common Stock on behalf of and for the benefit of persons who are from time to time the holders of the common stock, par value $.25 per share ("Centex Common Stock"), of Centex ("Centex Stockholders"). Each Centex Stockholder owns a beneficial interest in

Holding Common Stock and the Stockholder Warrants that the total number of shares of Centex Common Stock held by such stockholder bears to the total number of shares of Centex Common Stock outstanding from time to time. This beneficial interest of the Holding stockholders is not represented by a separate certificate or receipt. Instead, each Centex Stockholder's beneficial interest in such pro rata portion of the shares of Holding Common Stock and the Stockholder Warrants is represented by the certificate or certificates evidencing such Centex Stockholder's Centex Common Stock, and is currently tradeable only in tandem with, and as a part of, each such Centex Stockholder's Centex Common Stock. These restrictions on transfer are imposed by the terms of a nominee agreement (the "Nominee Agreement") by and among Centex, Holding, CDC and the Nominee. Centex Common Stock certificates issued after the date of the Nominee Agreement bear a legend referring to the restrictions on transfer imposed thereby.

     PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARDS OF DIRECTORS OF CENTEX CORPORATION AND 3333 HOLDING CORPORATION. TO ENSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS.


                             RECORD DATE AND VOTING

     The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on June 8, 2000. At the close of business on the record date, the issued and outstanding capital stock of Centex entitled to vote at the Annual Meeting consisted of 58,782,270 shares of Centex Common Stock.

     The holders of Centex Common Stock will be entitled to one vote per share upon the election of directors and each other matter that may be properly brought before the meeting or any adjournment thereof. Neither the Restated Articles of Incorporation, as amended, nor the Amended and Restated By-laws of Centex provide for cumulative voting rights. The presence at the Annual Meeting, in person or by proxy, of a majority of the outstanding shares of Centex Common Stock is necessary to constitute a quorum. Abstentions and, by definition, broker non-votes will be counted as present for the purpose of establishing a quorum.

     Shares represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the proxy card is signed and returned without any direction given, the shares will be voted for election of the three nominees for director named in the proxy. The Board does not intend to present, and has no information that others will present, any business at the Annual Meeting other than as is set forth in the attached Notice of Annual Meeting of Stockholders of Centex. However, if other matters requiring the vote of stockholders come before the Annual Meeting, it is the intention of the persons named in the accompanying form of Centex proxy to vote the proxies held by them in accordance with their best judgment in such matters. Any Centex Stockholder has the unconditional right to revoke his, her or its Centex proxy at any time prior to the voting thereof by submitting a later-dated proxy, by attending the Annual Meeting and voting in person or by written notice to Centex addressed to Raymond G. Smerge, Secretary, Centex Corporation, 2728 N. Harwood, Dallas, Texas 75201; however, no such revocation will be effective until received by Centex at or prior to the Annual Meeting.

     The cost of solicitation of proxies for the Annual Meeting will be borne by Centex. Solicitation may be made by mail, personal interview, telephone and/or telegraph by officers and other employees of Centex, who will receive no additional compensation therefor. To aid in the solicitation of proxies, Centex has retained the firm of Georgeson & Company Inc., which will receive a fee of approximately $8,500 plus out-of-pocket expenses. Centex will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Management

     The following table sets forth information as of June 8, 2000 with respect to the beneficial ownership of shares of Centex Common Stock by each director, each director nominee and each current executive officer named in the Summary Compensation Table under "Executive Compensation," individually itemized, and by all directors, director nominees and current executive officers of Centex as a group (11 persons). Except as otherwise indicated, all shares are owned directly and the owner has the sole voting and investment power with respect thereto.


                                                                                      CENTEX COMMON STOCK (1)
                                                                                   ----------------------------
                                                                                    NUMBER OF         PERCENT
                                                                                     SHARES           OF CLASS
                                                                                   -----------       ----------
     Barbara T. Alexander................................................               21,400            *
     Dan W. Cook III.....................................................               90,150            *
     Juan L. Elek........................................................               85,375            *
     Timothy R. Eller....................................................              326,914            *
     Laurence E. Hirsch..................................................            1,482,928          2.52%
     Clint W. Murchison, III.............................................              143,222            *
     Charles H. Pistor, Jr...............................................               96,514            *
     David W. Quinn......................................................              658,171          1.12%
     Paul R. Seegers.....................................................              627,077          1.07%
     Raymond G. Smerge...................................................              147,177            *
     Paul T. Stoffel.....................................................              305,189            *
     All directors, director nominees and named executive
        officers of Centex as a group (11 persons).......................            3,984,117          6.78%

------------

* Less than 1%.

     (1) Shares covered by stock options that are outstanding under the Centex Corporation Amended and Restated 1987 Stock Option Plan and exercisable on June 8, 2000 or within 60 days thereafter are included as "beneficially owned" pursuant to the rules and regulations of the Securities and Exchange Commission (the "SEC"). Amounts include the following shares that may be acquired upon exercise of such stock options: Ms. Alexander -- 9,900 shares; Mr. Cook -- 88,150 shares; Mr. Elek -- 85,375 shares; Mr. Eller -- 239,000 shares; Mr. Hirsch -- 429,840 shares; Mr. Murchison -- 67,000 shares; Mr. Pistor -- 44,450 shares; Mr. Quinn -- 434,320 shares; Mr. Seegers -- 65,375 shares; Mr. Smerge -- 143,280 shares; Mr. Stoffel -- 67,000 shares; and all directors, director nominees and executive officers of Centex as a group (11 persons) -- 1,673,690 shares. The total shown for Mr. Hirsch includes 400,000 shares covered by a conversion right pursuant to the terms of a Centex subordinated debenture. See "Certain Transactions." In addition, this table includes shares of Centex Common Stock that may be beneficially owned as of March 31, 2000 pursuant to the Centex Common Stock Fund of the Profit Sharing and Retirement Plan of Centex Corporation, a defined contribution plan (the "Profit Sharing Plan"), as follows: Mr. Eller -- 5,514 shares; Mr. Hirsch -- 4,588 shares; Mr. Quinn -- 3,451 shares; Mr. Smerge -- 2,097 shares; and all directors, director nominees and executive officers of Centex as a group (11 persons) -- 15,650 shares. Amounts also include shares of Centex Common Stock that are owned indirectly by a family limited partnership as follows: Mr. Eller -- 82,400 shares; Mr. Hirsch -- 240,000 shares; Mr. Pistor -- 40,664 shares; Mr. Quinn -- 220,000 shares; and all directors, director nominees and executive officers of Centex as a group (11 persons) -- 583,064 shares.

Certain Beneficial Owners

     The following table sets forth information with respect to the holders of shares of Centex Common Stock who are known to Centex to be beneficial owners of more than five percent of such shares outstanding.


                                                                                 CENTEX COMMON STOCK
                                                                     ------------------------------------------
NAME AND ADDRESS                                                        NUMBER OF                  PERCENT
OF BENEFICIAL HOLDER                                                      SHARES                   OF CLASS
--------------------                                                 ----------------          ----------------
FMR Corp. (1) ..............................................             5,321,355                  9.05%
82 Devonshire Street
Boston, Massachusetts  02190-3614

Sanford C. Bernstein & Co., Inc. (2) .......................             3,449,075                  5.87%
767 Fifth Avenue
New York, New York 10153

------------

     (1) Based solely upon information contained in the Schedule 13G/A (Amendment No. 15) of FMR Corp. filed with the SEC on February 28, 2000 with respect to Centex Common Stock owned as of February 23, 2000 (the "FMR 13G"). According to the FMR 13G, such number includes 1,516,405 shares over which FMR Corp. had the sole power to vote or direct the vote and 5,321,355 shares over which FMR Corp. had sole dispositive power.

     (2) Based solely upon information contained in the Schedule 13G of Sanford C. Bernstein & Co. ("Bernstein") filed with the SEC on February 8, 2000 with respect to Centex Common Stock owned as of December 31, 1999 (the "Bernstein 13G"). According to the Bernstein 13G, such number includes 1,306,775 shares over which Bernstein had sole voting or dispositive power, 416,340 shares over which Bernstein had shared voting power and 3,449,075 shares over which Bernstein had sole dispositive power. According to the Bernstein 13G, with respect to the 416,340 shares over which Bernstein had shared voting power, Bernstein's clients have appointed an independent voting agent which has instructions to vote such shares in the same manner as Bernstein.

ITEM 1.  ELECTION OF DIRECTORS

     Centex's Amended and Restated By-laws provide for the division of the board into three classes, with the directors in each class to hold office for a staggered term of three years each. Each class of directors is to consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board. Presently, there are three directors in the class whose term expires at the 2000 Annual Meeting, three directors in the class whose term expires at the 2001 annual meeting and three directors in the class whose term expires at the 2002 annual meeting. At the 2000 Annual Meeting, three directors are to be elected to serve until the 2003 annual meeting or until their successors are elected and qualified, subject to removal by the vote of the holders of not less than two-thirds of the then outstanding shares of Centex Common Stock. Unless contrary instructions are indicated on the proxy, it is intended that the shares represented by the accompanying Centex proxy will be voted for the election of the three nominees for director named below, or if any of such nominees becomes unavailable, which is not anticipated, for such substitute nominees as the Board shall designate. A plurality of votes cast at the Annual Meeting, in person or by proxy, is required to elect such nominees. The Board recommends that the Centex Stockholders vote FOR the election of such nominees. The information appearing in the following table regarding the nominees for director and the continuing directors has been furnished to Centex by the respective nominees and directors.

NOMINEES FOR DIRECTORS

     The three persons named below are the Board's nominees for election as directors at the Annual Meeting for the class whose term expires at the 2003 annual meeting. The three nominees named below are currently directors of Centex. Messrs. Cook, Hirsch and Pistor were elected as directors by Centex Stockholders at the 1997 annual meeting of stockholders.


                                      POSITIONS AND OFFICES             DIRECTOR              BOARD COMMITTEE
         NAME AND AGE                      WITH CENTEX                   SINCE                  MEMBERSHIP
-------------------------------  -------------------------------    ----------------    ---------------------------
Dan W. Cook, III, 65...........             None (1)                      1993               Compensation and
                                                                                               Stock Option

Laurence E. Hirsch, 54.........     Chairman of the Board and             1985                   Executive
                                   Chief Executive Officer(2)

Charles H. Pistor, Jr., 69.....             None (3)                      1987             Director Nominating,
                                                                                             Compensation and
                                                                                               Stock Option*

CONTINUING DIRECTORS

    All continuing directors listed below were elected by Centex Stockholders to terms expiring at the annual meetings to be held in 2001 and 2002.

CLASS WHOSE TERM EXPIRES AT
THE 2001 ANNUAL MEETING


                                      POSITIONS AND OFFICES             DIRECTOR              BOARD COMMITTEE
         NAME AND AGE                      WITH CENTEX                   SINCE                  MEMBERSHIP
-------------------------------  -------------------------------    ----------------    ---------------------------
Clint W. Murchison, III, 53....             None (4)                      1979              Audit, Compensation
                                                                                             and Stock Option

David W. Quinn, 58.............  Vice Chairman of the Board (5)           1989                   Executive

Paul T. Stoffel, 66............             None (6)                      1968                    Audit*


CLASS WHOSE TERM EXPIRES AT
THE 2002 ANNUAL MEETING


                                      POSITIONS AND OFFICES             DIRECTOR              BOARD COMMITTEE
         NAME AND AGE                      WITH CENTEX                   SINCE                  MEMBERSHIP
-------------------------------  -------------------------------    ----------------    ---------------------------
Barbara T. Alexander, 51 ......             None (7)                      1999                     Audit

Juan L. Elek, 56 ..............             None (8)                      1995              Director Nominating

Paul R. Seegers, 70............             None (9)                      1963             Director Nominating*,
                                                                                                Executive*

------------

* Chairman of the Committee

         (1) Mr. Cook has been engaged in private investments as his principal business for more than the past five years. He has been a Senior Director of Goldman Sachs & Co. since 1999. From 1992 until 1999, Mr. Cook was a limited partner of The Goldman Sachs Group, L.P.; and from 1977 until 1992, he was a general partner of Goldman, Sachs & Co. Mr. Cook is also a director of Brinker International, Inc.

         (2) Mr. Hirsch has served as Chief Executive Officer of Centex since July 1988 and as Chairman of the Board since July 1991, and he served as President from March 1985 to July 1991. Mr. Hirsch is also a member of the Board of Directors of Centex Construction Products, Inc., an affiliate of Centex (Chairman of such Board from January 1994 through December 1997 and from July 1999 to the present). In addition, he serves as a director of A.H. Belo Corporation and Luminex Corporation, and as an advisory director of Heidelberger Zement A.G.

         (3) Mr. Pistor was the Vice Chair and a Trustee of Southern Methodist University from October 1991 until his retirement in 1995. Mr. Pistor served as Chairman of the Board and Chief Executive Officer of NorthPark National Bank of Dallas from April 1988 to June 1990. Prior thereto, Mr. Pistor served as

                  Vice Chairman of First RepublicBank Corporation from June 1987 and the Chairman of the Board and Chief Executive Officer of First RepublicBank Dallas, N.A. from April 1980 until his retirement in April 1988. Mr. Pistor also serves as a director of AMR Corporation, FORTUNE Brands, Inc. and Zale Corporation.

         (4) For more than the past five years, Mr. Murchison has been engaged in private real estate development and other investments as his principal business.

         (5) Mr. Quinn was elected Vice Chairman of the Board of Centex in May 1996 and was Chief Financial Officer of Centex from February 1987 until June 1997 and from October 1997 through May 2000. Mr. Quinn served as Executive Vice President of Centex from February 1987 until his election as Vice Chairman of the Board of Centex in May 1996. Mr. Quinn is also a director of Centex Construction Products, Inc. and Elcor Corporation.

         (6) For more than the past five years, Mr. Stoffel has been Chairman of Paul Stoffel Capital Corporation, actively engaged in both public and privates investments, as his principal business. Mr. Stoffel was formerly Managing Director of PaineWebber, Inc. Investment Banking.

         (7) Since October 1999, Ms. Alexander has served as a Senior Advisor of UBS Warburg LLC and its predecessors ("UBSW"). Before that time, beginning in January 1992, she served as a Managing Director of UBSW, where she managed the Construction and Furnishings Group (North America) in the Corporate Finance Department. Prior to joining UBSW, Ms. Alexander was a managing director in the corporate finance department of Salomon Brothers. Ms. Alexander is past Chairman of the Board of the Joint Center for Housing Studies at Harvard University and is currently a member of the Board's Executive Committee.

         (8) Mr. Elek is founder and Co-Chairman of the Mexican investment banking firm of Elek, Moreno Valle y Associados, where he has served since 1984. From 1978 through 1984, Mr. Elek held various positions with Banamex Financial Group, including Adjoining Managing Director and Head of International Banking.

         (9) Mr. Seegers has been Chairman of the Executive Committee of Centex since July 1987. Mr. Seegers also held the office of the Chairman of the Board of Centex from July 1985 through July 1991, and the office of Chief Executive Officer from July 1985 through July 1988, Co-Chief Executive Officer from July 1978 through July 1985, and various other Centex executive offices since 1961.

BOARD MEETINGS, FEES, COMMITTEES AND ATTENDANCE RECORDS

     During Centex's fiscal year ended March 31, 2000, the Board held four regularly scheduled meetings. During such fiscal year each director attended all of the meetings of the Board and the Board committees on which he served, except Messrs. Cook and Stoffel missed one meeting of the Board and Mr. Stoffel missed one Audit Committee meeting.

     Board members who are not employees of Centex or any of its subsidiaries receive compensation in the amount of $100,000 per year, of which one-half must be received in the form of an option to purchase Centex Common Stock. Each director may elect to receive all or a portion of the remaining $50,000 in cash or in an additional option to purchase Centex Common Stock. Each non-employee Board member receives $1,500 per year for serving on a Board committee. All Board members are eligible to receive stock option grants and are reimbursed for reasonable expenses of attending meetings. See "Report of Compensation and Stock Option Committee on Executive Compensation - Long-term Compensation" on pages 16 and 17.

     Audit Committee

     The Board has an Audit Committee, composed of three directors who are not employees of Centex or any of its subsidiaries, that reviews the functions of Centex's management and independent auditors pertaining to Centex's financial statements and performs such other duties and functions as are deemed appropriate by the Audit Committee or the Board. During the last fiscal year, the Audit Committee met three times. All of the members, except Mr. Stoffel, attended all three meetings. Mr. Stoffel attended two meetings. Audit Committee members are paid a fee of $1,500 per year.

     The following are the key responsibilities of the Audit Committee:

     o recommending the appointment of independent auditors to the Board of Directors;

     o reviewing the scope of the independent auditors' examination and the scope of activities of the internal audit department;

     o reviewing Centex's basic systems of internal controls regarding auditing, accounting and legal compliance;

     o reviewing Centex's audited financial statements and interim financial statements;

     o preparing a report for inclusion in Centex's proxy statement regarding review of audited financial statements for the last fiscal year which includes a statement on whether it recommended that the Board include those financial statements in the Annual Report on Form 10-K (the Audit Committee's report for fiscal year 2000 is reproduced below);

     o reviewing the duties and compensation of the independent auditors and the effect of any such compensation on the auditors' independence, including a review of management consulting services provided by the independent auditors; and

     o reviewing and assessing the adequacy of the Audit Committee's Charter annually and recommending revisions to the Board.

     The Audit Committee also reviews Centex's corporate compliance program. The Audit Committee meets separately with the independent auditors and with members of the internal audit staff, outside the presence of Centex's management or other employees, to discuss matters of concern, to receive recommendations or suggestions for change and to exchange relevant views and information. The Audit Committee and the Board of Directors are ultimately responsible for the selection, evaluation and replacement of the independent auditors.

     Centex's Audit Committee Charter is attached as Appendix A.

Report of Audit Committee

To the Board of Directors of Centex Corporation:

     We have reviewed and discussed with management Centex Corporation's audited financial statements as of and for the year ended March 31, 2000.

     We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in Centex Corporation's Annual Report on Form 10-K for the year ended March 31, 2000.

Audit Committee of the Centex Corporation Board of Directors

Paul T. Stoffel, Chairman
Barbara T. Alexander
Clint W. Murchison, III

May 17, 2000

     Nominating Committee

     The Board has a Director Nominating Committee that is responsible for nominating individuals for consideration as directors of Centex. The Director Nominating Committee will consider nominees recommended by Centex Stockholders in a letter addressed to the Secretary at the executive offices of Centex in Dallas, Texas and setting forth: (i) the name and address of such stockholder who intends to make the nomination and of the person or persons to be nominated;
(ii) a representation that such stockholder is a holder of record of stock of Centex entitled to vote at the Annual Meeting of Stockholders and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the letter; (iii) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder; (iv) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated by the Board; and (v) the consent of each nominee to serve as a director of Centex if so elected. Any such letter must be received by Centex not later than April 27, 2001 for consideration at the 2001 annual meeting. During the last fiscal year, the Director Nominating Committee held one meeting that was attended by all members. Each member of the Director Nominating Committee who is not an employee of Centex or any of its subsidiaries receives a fee of $1,500 per year for serving on the committee.

     Compensation and Stock Option Committee

     The Compensation and Stock Option Committee is composed of directors who are "non-employee directors" as defined by Rule 16b-3(d)(1) promulgated under the Securities Exchange Act of 1934, as amended. This committee recommends to the Board the base salaries and incentive bonuses of the executive officers of Centex and administers the Centex Corporation Amended and Restated 1987 Stock Option Plan (the "1987 Plan") and the Second Amended and Restated 1998 Centex Corporation Employee Non-qualified Stock Option Plan (the "1998 Plan"). The Compensation and Stock Option Committee is authorized to grant options to acquire Centex Common Stock under the 1987 Plan and the 1998 Plan and to grant awards of restricted stock under the 1987 Plan. During the last fiscal year, the Compensation and Stock Option Committee held three meetings that were attended by all members. In addition, the Compensation and Stock Option Committee acted by unanimous written consent in lieu of meeting 12 times during fiscal year 2000. Compensation and Stock Option Committee members are paid a fee of $1,500 per year.

     Mr. Paul Seegers is paid $75,000 per year for his service as Chairman of the Executive Committee of the Board. As a former executive officer of Centex, Mr. Seegers continues to be eligible for and receives certain fringe benefits available to executives of Centex.

                             EXECUTIVE COMPENSATION

     The following table sets forth the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of Centex and the three other most highly compensated executive officers of Centex.

                           SUMMARY COMPENSATION TABLE


                                                                          Long-Term
                                                                         Compensation
                                                                   ------------------------
                                            Annual Compensation             Awards
                                         ------------------------- ------------------------
            Name and             Fiscal                             Securities Underlying          All Other
       Principal Position         Year   Salary ($)  Bonus($) (1)      Options/SARs (#)      Compensation ($) (2)
-------------------------------- ------- ----------- ------------- ------------------------ -----------------------
Laurence E. Hirsch,               2000      $725,000    $2,100,000           216,000 (3)             $70,567
  Chairman of the Board           1999       650,000     1,800,000           216,000                  64,900
  and Chief Executive Officer     1998       575,000     1,200,000           216,000                  57,398

David W. Quinn,                   2000      $600,000    $1,800,000           168,000 (3)             $58,672
  Vice Chairman of the Board      1999       550,000     1,500,000           168,000                  54,874
  and Chief Financial Officer     1998       450,000     1,000,000           168,000                  44,878

Timothy R. Eller,                 2000      $500,000    $2,000,000           155,000 (3)             $48,050
  Executive Vice President        1999       420,000     1,344,400           160,000                  42,047
                                  1998       390,000       892,440           160,000                  39,016

Raymond G. Smerge,                2000      $325,000    $  650,000            72,000 (3)             $31,725
  Executive Vice President,       1999       290,000       600,000            72,000                  29,110
  Chief Legal Officer, General    1998       275,000       450,000            72,000                  27,555
  Counsel and Secretary

------------

        (1) Cash bonuses for services rendered in fiscal years 2000, 1999 and 1998 have been listed in the year earned, but were actually paid in the following fiscal year.

        (2) The compensation reported represents Centex contributions to, and forfeitures allocated to, the account of the recipient under the Profit Sharing Plan and contributions to the account of the recipient pursuant to the Centex Corporation Amended and Restated Supplemental Executive Retirement Plan (the "SERP"), an unfunded, non-qualified plan for certain executives of Centex. See "Report of Compensation and Stock Option Committee on Executive Compensation." All of such amounts are fully vested in the recipient. The compensation for the named executive officers for fiscal years 2000, 1999 and 1998, respectfully, includes fully-vested contributions accrued pursuant to the SERP in the following amounts: Mr. Hirsch -- $54,625, $49,000, and $41,500; Mr. Quinn -- $42,750, $39,000, and
            $29,000; Mr. Eller -- $32,000, $26,000, and $23,000; and Mr. Smerge
            -- $15,625, $13,000, and $11,500.

        (3) Options were granted effective April 3, 2000, but are included for fiscal year 2000 because the grants related to performance goals achieved during fiscal year 2000.


                 OPTIONS/SAR GRANTS IN LAST FISCAL YEAR (1) (2)


                                                                                       POTENTIAL REALIZABLE VALUE
                                                                                        AT ASSUMED ANNUAL RATES
                                                                                      OF STOCK PRICE APPRECIATION
                                  INDIVIDUAL GRANTS                                         FOR OPTION TERM
------------------------------------------------------------------------------------- ----------------------------
                          NUMBER OF       % OF TOTAL
                         SECURITIES      OPTIONS/SARS
                         UNDERLYING       GRANTED TO       EXERCISE
                        OPTIONS/SARS       EMPLOYEES         PRICE       EXPIRATION
        NAME             GRANTED (#)    IN FISCAL YEAR    ($/SH) (3)        DATE         5% ($)        10% ($)
--------------------   --------------- ----------------- -------------  ------------- ------------- --------------
Laurence E. Hirsch         216,000          11.3%           $23.81         4/2/10      $3,240,000     $8,214,480

David W. Quinn             168,000           8.8%            23.81         4/2/10       2,520,000      6,389,040

Timothy R. Eller           155,000           8.1%            23.81         4/2/10       2,325,000      5,894,650

Raymond G. Smerge           72,000           3.8%            23.81         4/2/10       1,080,000      2,738,160

------------

    (1) Options were granted effective April 3, 2000, but are included for fiscal year 2000 because the grants related to performance goals achieved during fiscal year 2000. Accordingly, information regarding options granted effective April 1, 1999 relating to performance goals achieved for fiscal year 1999 (which were disclosed in Centex's 1999 proxy statement under "Option/SAR Grants in Last Fiscal Year") are not included.

    (2) Amounts set forth in the table reflect the number and value of shares and options only. Centex has issued no stock appreciation rights ("SARs").

    (3) These options were granted under the 1987 Plan at $23.81 per share, the fair market value on the date of grant. The exercise price is equal to the closing trading price of Centex Common Stock on March 31, 2000. These options are exercisable 20% on the date of the grant and 20% on the four following anniversary dates of the grant.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                        AND FY-END OPTION/SAR VALUES (1)


                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED            VALUE OF UNEXERCISED
                                                               OPTIONS/SARS              IN-THE-MONEY OPTIONS/SARS
                                                             AT FY-END (#) (2)                AT FY-END ($) (3)
                                                       ----------------------------- ---------------------------------
                            SHARES
                          ACQUIRED ON       VALUE
          NAME           EXERCISE (#)  REALIZED ($) (4) EXERCISABLE   UNEXERCISABLE  EXERCISABLE (5)   UNEXERCISABLE (6)
------------------------ ------------- --------------- ------------- --------------- --------------- -------------------
Laurence E. Hirsch          240,000      $4,156,800      257,580 (7)      603,720       $ 904,819         $603,212

David W. Quinn              220,000       3,178,400      300,340          469,560       1,691,248          469,165

Timothy R. Eller             82,400       1,396,268      132,000          403,000         254,520          169,680

Raymond G. Smerge                --              --       85,860          201,240         301,606          201,071

------------

     (1) Amounts set forth in the table reflect the number and value of shares and options only. Centex has issued no SARs.

     (2) Includes options as unexercisable that were granted effective April 3, 2000 based upon the achievement of performance goals for fiscal year 2000. See "Option/SAR Grants in Last Fiscal Year" on page 13.

     (3) Represents the difference between the closing price of Centex Common Stock on March 31, 2000 of $23.81 per share and the exercise price of such options and includes maximum cash bonuses, if applicable, payable in connection with the exercise of such options at the time of exercise as described in footnotes 5 and 6 below.

     (4) Includes cash bonuses paid to the following executives upon the exercise of certain stock options: Mr. Hirsch -- $556,800; Mr. Quinn -- $278,400; and Mr. Eller -- $191,168.

     (5) Amounts include the following maximum cash bonuses payable in connection with the exercise of stock options at the time of exercise:
          Mr. Hirsch -- $104,944; Mr. Quinn -- $81,623; Mr. Eller -- $29,520;
          and Mr. Smerge -- $34,981.

     (6) Amounts include the following maximum cash bonuses payable in connection with the exercise of stock options at the time of exercise:
          Mr. Hirsch -- $69,962; Mr. Quinn -- $54,415; Mr. Eller -- $19,680; and
          Mr. Smerge -- $23,321.

     (7) Does not include 400,000 shares of Centex Common Stock issuable to Mr. Hirsch upon conversion of a Centex debenture in the principal amount of $2,100,000. See "Certain Transactions."

COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         During the last fiscal year, the Compensation and Stock Option Committee was composed of Mr. Pistor (as Chairman), Mr. Cook, Mr. Murchison and Mr. Stoffel until July 22, 1999 when Mr. Stoffel resigned and the committee was reduced to three members.

REPORT OF COMPENSATION AND STOCK OPTION COMMITTEE ON EXECUTIVE COMPENSATION

         The Compensation and Stock Option Committee of the Board (the "Committee") provides advice and recommendations to the Board concerning the salaries and bonuses of the executive officers of Centex. The Board approves those salaries and bonuses. The Committee also administers the stock option plans and is authorized under such plans to grant options to directors, officers and other key employees of Centex and its subsidiaries. However, stock option grants under the 1998 Plan are not available to any person who is an officer or director of Centex, any "officer" of Centex as defined by Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any "covered employee" of Centex as defined by Section 162(m)(3) of the Internal Revenue Code (the "Code"). The Committee is comprised of three independent, non-employee directors. This report describes the policies and principles that shape the structure of Centex's executive compensation program.

         Centex's executive compensation program is structured to achieve the following objectives:

         - to attract, retain and motivate highly qualified, energetic and talented executives;

         - to create an incentive to increase stockholder returns by establishing a direct and substantial link between individual compensation and certain financial measures that have a direct effect on stockholder values; and

         - to create substantial long-term compensation opportunities for individual executive officers based not only on long-term corporate performance but also on sustained long-term individual performance.

         To achieve its compensation objectives, Centex has structured an executive compensation program using a combination of short-term and long-term elements: (i) annual salary, (ii) annual bonus and (iii) long-term incentive compensation in the form of stock options and, in some cases, contingent performance bonuses. In addition, the executive officers of Centex are eligible to receive other benefits such as medical benefits and Profit Sharing Plan contributions that are generally available to employees of Centex and contributions under Centex's SERP that are accrued for the named executive officers and certain other Centex executives.

         In structuring the specific components of executive compensation, Centex is guided by the following principles:

         - annual compensation should be set within reasonable ranges of the annual compensation for similar positions with similarly-sized and types of companies that engage in one or more of the principal businesses in which Centex engages;

         - bonus payments should vary with the individual's performance and Centex's financial performance; and

         - a significant portion of compensation should be in the form of long-term incentive compensation that aligns the interests of executives with those of the stockholders and that creates rewards for long-term sustained company performance and the achievement of Centex's strategic objectives.

         Base Salary

         The Committee is responsible for recommending the base salary levels for the named executive officers. In developing salary amounts for fiscal year 2000, the Committee reviewed the salaries for similar positions in similarly-sized companies that engage in one or more of the principal businesses of Centex: homebuilding, mortgage banking, contracting and construction services, and building materials. Included within the survey were those companies (other than Centex) that comprise the S&P Home Building Index in the Cumulative Total Stockholder Return graph on page 18. The Committee confirmed that the base salaries of the named executives were consistent with its objective of setting base salaries within reasonable ranges for similar positions in competitive companies. In setting base salary levels, the Committee also considers the executive's experience level and potential for significant contributions to Centex's profitability.

         Incentive Bonus

         The Committee is also responsible for developing recommendations for the incentive bonuses awarded to the named executives at the end of each fiscal year. The annual incentive bonus program for the executive officers has been structured to create financial incentives and rewards that are directly related to corporate performance during the fiscal year. In particular, the Committee weighs heavily certain financial measurements that are directly related to stockholder returns such as net earnings, earnings growth and return on equity. The Committee also considers the contribution of each individual executive officer to Centex's performance and to its strategic position. Mr. Eller's bonus is directly tied to Centex Homes' operating margin and return on average net assets. The bonus paid to Mr. Eller for fiscal year 2000 included a special bonus awarded by the Committee in recognition of the outstanding performance of Centex Homes during the year and the key leadership role he played in positioning Centex Homes to achieve its record results.

         Long-term Compensation

         A key component of Centex's long-term compensation program is the grant of stock options. During fiscal year 1999, the Compensation and Stock Option Committee extended for one year (through fiscal year 2000) the existing 1997 Stock Option Program designed to provide incentive to the participants under such program, which included each named executive officer of Centex, to focus on maximizing Centex's return to stockholders and to plan and prepare properly for Centex's future. Under the 1997 Stock Option Program, options were to be granted to participants if in the preceding fiscal year Centex achieved specified objective performance goals and the individual participant achieved specified subjective performance goals. Each individual participant was allocated a potential number of shares, a percentage of which may be granted if the objective and subjective performance goals were met. Under the 1997 Stock Option Program, the objective portion constituted at least 75% of each participant's potential award (the "Potential Objective Award") and was based upon Centex's return on beginning stockholder's equity. Options were granted under the objective portion of the program only if Centex's return on beginning stockholders' equity was at least 12%. The Potential Objective Award ranged from 35% of a participant's Potential Objective Award (if Centex's return on beginning stockholders' equity was 12%) to 120% of a participant's Potential Objective Award (if Centex's return on beginning stockholder's equity equaled or exceeded 17%). Once granted, options vest 20% on the date of grant and 20% on each of the following four anniversary dates of the grant. The maximum potential annual option award (at 120%) for each named executive officer was as follows:
Mr. Hirsch -- 216,000; Mr. Quinn -- 168,000; and Mr. Smerge -- 72,000. As an
employee of Centex Homes, Mr. Eller participates in the Centex Homes incentive program, which is similar in structure, but which bases option grants upon the achievement of margin, return on net asset and customer satisfaction goals. For information regarding the grant of options based upon Centex's fiscal year 2000 performance, see "Option/SAR Grants in Last Fiscal Year" on page 13. Since fiscal year 1992, all of the stock options granted by the Committee to its named executive officers have been granted under performance programs.

         Centex has, in previous fiscal years, also granted contingent performance bonuses to certain of its officers and key employees. Generally, these bonuses vest at the same time and in the same proportion as the performance stock options' specific performance goals are achieved and are disclosed with respect to each named executive officer in the footnotes to the"Aggregated Option/SAR Exercises in the Last Fiscal Year and Fiscal Year-End Option/SAR Values." The vested amounts of most performance bonuses are payable whenever and to the extent that a recipient exercises options that have vested by the achievement of performance goals. Centex did not grant any such performance bonuses in connection with fiscal year 2000.

         In fiscal year 1995, the Board approved the SERP for certain employees participating in the Profit Sharing Plan. Pursuant to the Code, the Internal Revenue Service sets a limit (currently $170,000) on the amount of annual compensation that may be considered in determining, for the account of an eligible participant, Centex's contribution to the Profit Sharing Plan. The SERP was established to eliminate the adverse treatment that higher salaried employees receive under such rule by funding balances for each participant in an amount equal to the additional contribution that he or she would have received under the Profit Sharing Plan had 100% of his or her annual salary been eligible for a profit sharing contribution. Contributions accrued under the SERP for the benefit of the named executive officers vest under the same terms and conditions as the Profit Sharing Plan. Bonuses paid to participants are not included in making calculations for contributions made or accrued to recipients' accounts under either the Profit Sharing Plan or the SERP.

         The Code limits the deductibility for federal income tax purposes of certain executive compensation payments in excess of $1 million. During fiscal year 2000, the salary and bonus for each of Mr. Hirsch, Mr. Quinn and Mr. Eller exceeded such limitation.

         CEO Compensation

         The Chief Executive Officer of Centex participates in the same compensation programs as the other executive officers with each component of his compensation determined by the Compensation and Stock Option Committee according to the same criteria. The base salary and bonus of the Chief Executive Officer in effect for fiscal year 2000 were approximately 12% and 17%, respectively, higher than fiscal year 1999, reflecting another year of significant improvement in Centex's operating results -- achieving record net earnings (11% higher than in fiscal year 1999) and revenues -- as well as achieving a return on beginning stockholders' equity for the fiscal year of 21.5%, and his leadership in developing and implementing Centex's strategic and long-term planning.

COMPENSATION AND STOCK OPTION COMMITTEE

Charles H. Pistor, Jr., Chairman
Dan W. Cook III
Clint W. Murchison, III

PERFORMANCE GRAPH

         The following graph compares the yearly change in the cumulative total stockholder return on Centex Common Stock during the five fiscal years ended March 31, 2000 with the S&P 500 Index and the S&P Home Building Index. The comparison assumes $100 was invested on March 31, 1995 in Centex Common Stock and in each of the foregoing indices, and assumes reinvestment of dividends.


            COMPARATIVE FIVE YEAR CUMULATIVE TOTAL STOCKHOLDER RETURN

                                          1995     1996     1997     1998    1999     2000
         Centex Corporation               $100     $129     $147     $320    $281     $202
         S&P 500 Index                    $100     $132     $158     $234    $278     $327
         S&P HB Index                     $100     $126     $121     $247    $192     $155



SECTION 16(a) COMPLIANCE

         Section 16(a) of the Exchange Act requires Centex directors and executive officers, and persons who beneficially own more than 10% of a registered class of Centex's equity securities, to file initial reports of ownership, reports of changes in ownership, and annual reports of ownership with the SEC and the New York Stock Exchange. Such persons are required by SEC regulations to furnish Centex with copies of all Section 16(a) forms that they file with the SEC.

         Based solely on its review of the copies of such forms received by it with respect to fiscal year 2000, or written representations from certain reporting persons, Centex believes that its directors and executive officers, and persons who beneficially own more than 10% of a registered class of Centex's equity securities have complied with all filing requirements required by Section 16(a) for fiscal year 2000 applicable to such persons, except that the initial report of ownership for Michael S. Albright, Centex's Senior Vice President - Administration, and one report of changes in ownership for David A. Harrison, formerly Centex's Senior Vice President - Marketing, were not filed on a timely basis.

                              CERTAIN TRANSACTIONS

         In 1991, the Board approved executive employment agreements with Messrs. Hirsch and Quinn. Each of these agreements provides for a term that at all times has a remainder of two years, for discretionary bonuses and certain other fringe benefits and for the payment of two years base salary from the date of termination if the executive's employment is terminated for any reason other than cause or if the executive voluntarily resigns within two years after the occurrence of a change in control of Centex. These agreements further provide for the following minimum annual base salaries, commencing April 1, 2000: Mr. Hirsch -- $800,000 and Mr. Quinn -- $675,000.

         In May 1985 Centex approved the issuance and sale to Mr. Hirsch of a Centex debenture in the principal amount of $2,100,000. The debenture was to mature in March 1995. During that month, Centex and Mr. Hirsch amended the terms of the debenture to extend its maturity date form March 1995 to March 2000. During May 1999, Centex and Mr. Hirsch amended the terms of the debenture to extend its maturity date from March 2000 to March 2010. The debenture bears interest at a fluctuating rate equal to the lesser of the rate of interest on the bank loan described below or the highest lawful rate that Centex may pay. The debenture is subordinated to all senior debt of Centex and is convertible into 400,000 shares of Centex Common Stock at a price of $5.25 per share (the closing price of a share of Centex Common Stock on the New York Stock Exchange on May 6, 1985, as adjusted for the two-for-one stock splits of Centex Common Stock effected in August 1992 and March 1998). Centex guaranteed a bank loan made to Mr. Hirsch in an amount necessary to purchase the debenture. The loan term is five years, but is expected to be renewed on the same or substantially similar terms if, in March 2005, the debenture remains outstanding. The note evidencing Mr. Hirsch's indebtedness made under this bank loan permits Mr. Hirsch to elect an interest rate from time to time equal to either the prime rate of Bank of America, N.A. or the London Interbank Offered Rate plus 1.5%.

         900 Development Corporation, an indirect subsidiary of Centex, owns a 30% interest in a Mexican company, Inverloma S. de R.L. de C.V. ("Inverloma"), which was organized in 1996 to acquire and develop approximately 70 acres of land in Mexico City, Mexico. Promotora Fincasa, S.A. ("Fincasa"), successor in interest to Whitecourt Investments, Ltd., which is owned 27% by Juan L. Elek, a director of Centex, owns 20% of Inverloma. The consideration paid by 900 Development Corporation and Fincasa for their respective ownership interests corresponded to such party's ownership interest in Inverloma.

         In November 1998, Centex International, Inc., the indirect parent company of 900 Development Corporation, made a loan of $3,000,000 to Inverloma that matures on November 11, 2000, carries interest at five percent over the U.S. prime rate or 15%, whichever is higher, and is convertible into equity in Inverloma at any time after September 30, 1999. If the loan were converted into equity, Centex International, Inc. could sell its equity position to 900 Development Corporation and could also sell a portion of its equity position to each of the partners to prevent diluting their equity interests.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP acted as Centex's independent public accountants for the fiscal year ended March 31, 2000 and has served as Centex's independent public accountants since 1971. Centex's independent public accountants are selected annually by the Board at its meeting held immediately following the Annual Meeting of Stockholders. It is anticipated that the Board will select Arthur Andersen LLP as Centex's independent public accountants for the current year.

         Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders of Centex.

                             STOCKHOLDERS PROPOSALS

         Centex's 2001 Annual Meeting of Stockholders is scheduled to be held on July 26, 2001. In order to be considered for inclusion in Centex's proxy material for that meeting, stockholder proposals must be received at Centex's executive offices, addressed to the attention of the Secretary, not later than February 26, 2001.

                                    FORM 10-K

         STOCKHOLDERS ENTITLED TO VOTE AT THE MEETING MAY OBTAIN A COPY OF CENTEX'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2000, INCLUDING THE FINANCIAL STATEMENTS, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE, UPON WRITTEN OR ORAL REQUEST TO CENTEX CORPORATION, ATTENTION: RAYMOND G. SMERGE, SECRETARY, 2728 N. HARWOOD, DALLAS, TEXAS 75201, (214) 981-5000.


                                          By Order of the Board of Directors


                                                   RAYMOND G. SMERGE
                                         Executive Vice President, Chief Legal
                                             Officer, General Counsel and
                                                       Secretary

Dallas, Texas
June 26, 2000

                                   APPENDIX A

                               CENTEX CORPORATION

                             AUDIT COMMITTEE CHARTER

         1. PURPOSE.

         The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Centex Corporation (the "Corporation") shall be charged with assisting the Board in discharging its responsibility to ensure the accuracy and integrity of the Corporation's financial reporting system. In particular, the Committee shall oversee the participation of management and the independent accountants of the Corporation in the public financial reporting process.

         Among other things, the Committee shall assist the Board by reviewing and making recommendations with respect to:

         o periodic financial reports disseminated by the Corporation to the public including, by way of example, the financial statements included in the Corporation's Annual Reports on Form 10-K and annual report to stockholders;

         o the Corporation's basic systems of internal controls regarding auditing, accounting and legal compliance; and

         o the Corporation's auditing, accounting and financial reporting processes generally.

Consistent with this function, the Committee shall endeavor to encourage continuous improvements of, and foster adherence to, the Corporation's auditing, accounting and financial reporting policies and procedures at all levels.

         2. MEMBERSHIP.

         The Committee shall consist of at least three directors.

         Each member of the Committee shall be "independent" (as that term is defined in Section 303.01(B)(2)(a) and (B)(3) of the New York Stock Exchange Corporate Governance Standards), and shall not have any relationship to the Corporation that may interfere with the exercise of his or her independence from management and the Corporation. In addition, each member of the Committee shall be financially literate (or shall become "financially literate" within a reasonable period of time after appointment to the Committee) and at least one member of the Committee shall have "accounting or related financial management expertise" (as such terms are used in Section 303.01(B)(2)(b) and (B)(2)(c) of the NYSE Corporate Governance Standards), in each case as the Board interprets such qualifications in its business judgment.

         The Board shall appoint the members of the Committee at the Board meeting ("Annual Meeting") held in conjunction with the annual stockholders meeting, and each Committee member shall serve until the next Annual Meeting unless prior thereto he or she (x) resigns as a member of the Committee, (y) is removed or replaced by a majority vote of the members of the Board or (z) ceases to be a director, in which event the Board shall appoint another director to fill such unexpired term. Further, if for any reason the Board does not appoint members to the

Committee at an Annual Meeting, the directors who then comprise the Committee will continue to serve as members of the Committee until new members are appointed by the Board, subject to clauses (x), (y) and (z) above.

         3. OPERATION.

         The following rules and procedures shall govern the operation of the
Committee:

         A majority of the members of the Committee shall constitute a quorum for the transaction of business. Action by the Committee shall be official if approved by a vote of a majority of the members present at any meeting at which a quorum is present. Except as otherwise required by law or stock exchange rule, the Committee may, without a meeting, authorize or approve any action by written instrument signed by all of the members. Any written memorandum signed by all members of the Committee shall have the same force and effect as a formal resolution adopted in open meeting of the Committee.

         The Board shall elect one of the members of the Committee to act as chairperson of the Committee (the "Chairperson"). Such member shall act as Chairperson until the next Annual Meeting unless prior thereto he or she (x) resigns as Chairperson, (y) is removed or replaced by the Board or (z) ceases to be a director, in which event the Board shall appoint another member of the Committee to serve as Chairperson for the unexpired term. The Chairperson shall preside over all meetings of the Committee. In addition, the Chairperson shall periodically report the Committee's findings and conclusions to the Board. The Board may, in its discretion, elect another member of the Committee as vice-chairperson, to serve in the stead of the Chairperson if he or she is unavailable, unwilling or unable to act.

         The Committee shall maintain minutes of its meetings and written records of its actions. Members may participate and hold a meeting of the Committee by means of telephone conference or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in such a meeting constitutes presence in person at such meeting.

         The Committee shall meet as scheduled by the Chairperson, as frequently as circumstances dictate. The Committee shall meet at least one time each year with the Corporation's director of internal audit and the independent accountants in separate executive sessions to discuss any matters that the Chairperson or any other member of the Committee believes should be discussed privately.

         The Committee may, at its discretion, engage such independent consultants as it deems appropriate and may invite to all or part of any Committee meeting such representatives of independent consultants, members of management, or other persons as the Committee shall deem necessary or appropriate.

         4. DUTIES AND RESPONSIBILITIES.

         To fulfill its purpose as described above, the Committee shall have the following specific duties and responsibilities:

         General Responsibilities.   The Committee shall:

         o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

         o Assist the Board in fulfilling its fiduciary responsibilities to the stockholders with respect to matters relating to the Corporation's accounting, reporting, audit, legal compliance and internal control process.

         o Provide an open and timely avenue of communication among the independent accountants, financial and senior management, the internal audit department, and the Board.

         o Report Committee actions to the Board and make appropriate recommendations.

         o Conduct or authorize investigations into matters within the Committee's scope of responsibility. The Committee is authorized to retain independent counsel, accountants or others it needs to assist in an investigation.

         Independent Accountants. The Corporation's independent accountants are ultimately accountable to the Board and the Committee, and the Committee and the Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside accountant. With respect to the Corporation's independent accountants, the Committee shall:

         o Recommend to the Board the selection of the independent accountants for the annual audit and for quarterly reviews, considering such factors as the Committee deems to be relevant, including the independence and effectiveness of the independent accountants. The selection of the independent accountants shall be ratified by the stockholders of the Corporation if the Board so directs.

         o Recommend to the Board the dismissal of independent accountants when circumstances warrant. The dismissal of the independent accountants shall be subject to approval by the Board.

         o Ensure that the independent accountants submit on a periodic basis (but not less than annually) to the Committee a formal written statement or report (the "Accountants' Independence Report") delineating all relationships between the independent accountants and the Corporation.

         o Actively engage in a dialogue with the independent accountants with respect to any relationships or services disclosed to the Committee (whether in the Accountants' Independence Report or otherwise) that may impact the objectivity and independence of the independent accountants.

         o Recommend that the Board take appropriate action in response to the Accountants' Independence Report to satisfy itself of the independent accountants' independence.

         o On an annual basis, review fees paid to the independent accountants and the effect of any such fees on the accountants' independence, including a review of management consulting services provided by the independent accountants.

         o        Review the planned arrangements and scope of the annual audit.

         o Review the coordination efforts of the independent accountants with the internal audit department.

         o        Inquire as to:

                  (a) any serious difficulties or disputes encountered during the course of the external audit, including any restrictions on the scope of work or access to required information, and

                  (b) any significant disagreement among management and the independent accountants or the internal audit department in connection with the preparation of the financial statements.

         o Discuss any other item related to the audit procedures or findings that Generally Accepted Auditing Standards require the independent accountants to discuss with the Committee.

         Financial Reporting Process. With respect to matters affecting the financial reporting process, the Committee shall:

         o Request that the independent accountants provide the Committee with a timely notification and analysis of significant financial reporting issues together with their resolutions.

         o Inquire of management, the internal audit department and the independent accountants about significant risks and exposures.

         o Consider the independent accountants' judgments about the quality and appropriateness, not just the acceptability, of the Corporation's accounting principles and financial disclosures.

         o Consider major changes to the Corporation's auditing and accounting principles and practices as suggested by management, the independent accountants, or the internal audit department.

         Financial Statements, Reports and Other Document.  The Committee shall:

         o Review the Corporation's annual financial statements, related notes and the independent accountant's report, and resolve any questions with management, and if required, with the independent accountants.

         o Review the independent accountants' audit of and report on the annual financial statements.

         o Review annual filings with the SEC and other published documents containing the Corporation's financial statements and resolve any questions with management, and if required, with the independent accountants.

         o For quarterly financial reports, discuss matters required by SAS 61 with management and the independent accountants before the Form 10-Q is filed with the SEC and resolve any questions with management, and if required, with the independent accountants. Quarterly discussions with the independent accountants and management may be conducted with the Committee or its Chairperson.

         o Include a report in the Corporation's proxy statement disclosing whether the Committee has reviewed and discussed the audited annual financial statement of the Corporation with management and discussed certain matters with the independent accountants. The report will reflect whether:

                  (a) The Committee has reviewed and discussed the audited financial statements with management;

                  (b) The Committee has reviewed and discussed with the independent accountants the matters required to be discussed by SAS 61, as may be modified or supplemented;

                  (c) The Committee has received the written disclosures and the letter from the independent accountants required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the accountants the accountants' independence; and

                  (d) Based on the review and discussions described above, the Committee has recommended to the Board that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

         o Disclose in the Corporation's proxy statement that the Committee is governed by a written charter. The charter will be included as an appendix to the proxy statement at least once every three years beginning with the proxy statement for the 2000 annual meeting of stockholders of the Corporation.

         o Disclose in the Corporation's proxy statement that the members of the Committee are independent as defined in Sections 303.01(b)(2)(a) and (B)(3) of the NYSE Corporate Governance Standards.

         o With respect to any changes to the composition of the Committee, and otherwise approximately once each year, ensure that the Corporation provides the NYSE with written confirmation regarding: (1) any determination that the Board has made regarding the independence of directors pursuant to NYSE listing standards; (2) the financial literacy of the Committee members; (3) the determination that at least one of the Committee members has accounting or related financial management expertise; and (4) the annual review and reassessment of the adequacy of the committee charter.

         Financial Controls. The Committee shall:

         o Review with the independent accountants and the internal audit department the adequacy of the Corporation's internal controls, including computerized information systems controls and security.

         o Discuss with management and the independent accountants any significant findings and recommendations made by the independent accountants together with management's responses.

         o Review the need for changes or improvements, including improvements in efficiency, to financial and accounting practices and controls.

         Internal Audit. The Committee shall:

         o Discuss with management and the internal audit department any significant findings during the year and management's response to them.

         o Review the internal audit department's plan, scope, budget and staffing.

         o Review the adequacy of the organizational structure and qualifications of the internal audit department.

         Periodic Responsibilities.   The Committee shall:

         o        Review the Committee's charter and responsibilities.

         o Annually review the Committee's proceedings, methodology and function and institute appropriate changes to improve performance or reflect changes in the business environment.

         o Review with the Corporation's general counsel significant legal compliance matters, including corporate securities trading policies.

                            3333 HOLDING CORPORATION
                                 2728 N. HARWOOD
                               DALLAS, TEXAS 75201

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JULY 27, 2000

To the Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of 3333 Holding Corporation, a Nevada corporation ("Holding"), will be held in the auditorium of the Dallas Museum of Art, 1717 North Harwood, in the City of Dallas, Texas on Thursday, July 27, 2000 at 10:00 a.m. (C.D.T.) for the following purposes.

     (1) To elect four directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified.

     (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors of Holding has fixed the close of business on June 8, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the meeting. The transfer books will not be closed.

     You are cordially invited to attend the meeting. Whether or not you expect to attend the meeting in person, you are urged to sign, date and mail promptly the accompanying form of Holding proxy, so that your Holding shares may be represented and voted at the meeting. Your Holding proxy will be returned to you if you choose to attend the meeting and request such return.


                                         By Order of the Board of Directors


                                                  RAYMOND G. SMERGE
                                                      Secretary

Dallas, Texas
June 26, 2000


     PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARD OF DIRECTORS OF 3333 HOLDING CORPORATION AND CENTEX CORPORATION. TO ENSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS.

                            3333 HOLDING CORPORATION

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 27, 2000

                                  INTRODUCTION

     The accompanying proxy, mailed together with this proxy statement, is solicited by and on behalf of the Board of Directors of 3333 Holding Corporation, a Nevada corporation ("Holding"), for use at the Annual Meeting of Stockholders of Holding to be held on July 27, 2000, and at any adjournment thereof (the "Annual Meeting"). The mailing address of the executive offices of Holding is 2728 N. Harwood, Dallas, Texas 75201. The approximate date on which this proxy statement and accompanying proxy were first sent to stockholders was on or about June 26, 2000.

PURPOSES OF THE MEETING

     At the Annual Meeting, action will be taken upon the following matters:

         (1) Election of a board of four directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified.

         (2) Such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors of Holding does not know of any matter that may be acted upon at the Annual Meeting other than the matter set forth in item (1) above.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS OF HOLDING (THE "BOARD" OR THE "BOARD OF DIRECTORS") RECOMMENDS A VOTE FOR THE ELECTION OF THE FOUR NOMINEES FOR DIRECTOR OF HOLDING NAMED IN THE ACCOMPANYING HOLDING PROXY.


                                TANDEM SECURITIES

     On November 30, 1987, Centex Corporation, a Nevada corporation ("Centex"), distributed as a dividend to its stockholders (through a nominee, the "Nominee") all of the 1,000 issued and outstanding shares of common stock, par value $.01 per share, of Holding("Holding Common Stock"), and all of the 900 issued and outstanding warrants (the "Stockholder Warrants") to purchase Class B Units of limited partnership interest in Centex Development Company, L.P., a Delaware limited partnership ("CDC"). 3333 Development Corporation, a Nevada corporation ("Development") and a wholly-owned subsidiary of Holding, is the general partner of CDC.

     The Nominee holds the Stockholder Warrants and shares of Holding Common Stock on behalf of and for the benefit of persons who are from time to time the holders of the common stock, par value $.25 per share ("Centex Common Stock"), of Centex ("Centex Stockholders"). Each Centex Stockholder owns a beneficial interest in Holding Common Stock and the Stockholder Warrants that the total number of shares of Centex Common Stock held by such stockholder bears to the total number of shares of Centex Common Stock outstanding from time to time. This beneficial interest of the Holding stockholders is not represented by a separate certificate or receipt. Instead, each Centex Stockholder's beneficial interest in such pro rata portion of the shares of Holding Common Stock and the Stockholder Warrants is represented by the certificate or certificates evidencing such Centex Stockholder's Centex Common Stock, and is currently tradeable only in tandem with, and as a part of, each such Centex Stockholder's Centex Common Stock. These restrictions on transfer are imposed by the terms of a nominee agreement (the "Nominee Agreement") by and among Centex, Holding, CDC and the Nominee. Centex Common Stock certificates issued after the date of the Nominee Agreement bear a legend referring to the restrictions on transfer imposed thereby.

     PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARDS OF DIRECTORS OF 3333 HOLDING CORPORATION AND CENTEX CORPORATION. TO ENSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS.


                             RECORD DATE AND VOTING

     The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on June 8, 2000. On the record date, the issued and outstanding capital stock of Holding entitled to vote at the Annual Meeting consisted of 1,000 shares of Holding Common Stock. See "Tandem Securities."

     Each share of Holding Common Stock is entitled to one vote upon the election of directors and each other matter that may be properly brought before the meeting or any adjournment thereof. Neither the Articles of Incorporation, as amended, nor the By-laws of Holding provide for cumulative voting rights. The presence at the Annual Meeting, in person or by proxy, of a majority of the outstanding shares of Holding Common Stock is necessary to constitute a quorum. Abstentions and, by definition, broker non-votes will be counted as present for the purpose of establishing a quorum.

     Shares represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the proxy card is signed and returned without any direction given, the shares will be voted for election of the directors named in the proxy. The Board does not intend to present, and has no information that others will present, any business at the meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders of Holding. However, if other matters requiring the vote of stockholders come before the meeting, it is the intention of the persons named in the accompanying form of Holding proxy to vote the proxies held by them in accordance with their best judgment in such matters. Any stockholder of Holding has the unconditional right to revoke his, her of its Holding proxy at any time prior to the voting thereof by submitting a later-dated proxy, by attending the Annual Meeting and voting in person or by written notice to Holding addressed to Raymond G. Smerge, Secretary, 3333 Holding Corporation, 2728 N. Harwood, Dallas, Texas 75201; however, no such revocation will be effective until such notice of revocation has been received by Holding at or prior to the Annual Meeting.

     The cost of solicitation of proxies for the Annual Meeting will be borne by Centex. Solicitation may be made by mail, personal interview, telephone and/or telegraph by officers of Holding or by officers and other employees of Centex, who will receive no additional compensation therefor. See "Executive Compensation." To aid in the solicitation of proxies, the firm of Georgeson & Company Inc. has been retained by Centex and will be paid by Centex a fee of approximately $8,500 plus out-of-pocket expenses. See "Tandem Securities." Centex will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as of June 8, 2000 with respect to the beneficial ownership of the equity securities of Holding by each director, director nominee and executive officer named in the Summary Compensation Table under "Executive Compensation," individually itemized, all directors, director nominees and officers of Holding as a group, and any person known to Holding to be the beneficial owner of more than five percent of any class of Holding's voting securities. Except as otherwise indicated, all Holding Common Stock is owned directly, and the owner thereof has the sole voting and investment power with respect thereto.



                                                                            HOLDING COMMON STOCK (1)
                                                             ------------------------------------------------------
                                                                    NUMBER OF SHARES                 PERCENT
                NAME OF BENEFICIAL HOLDER                          BENEFICIALLY OWNED                OF CLASS
----------------------------------------------------------   -------------------------------   --------------------
Richard C. Decker.........................................                  1                           *

Josiah O. Low, III........................................                  -                           *

David M. Sherer...........................................                  -                           *

Stephen M. Weinberg.......................................                  1                           *

Roger O. West.............................................                  -                           *

All directors, director nominees and named executive
officers as a group (5 persons)...........................                  2                           *

Centex Corporation (2)....................................                100                         9.09%
2728 N. Harwood
Dallas, Texas  75201

FMR Corp. (3).............................................                 91                         9.05%
82 Devonshire Street
Boston, Massachusetts  02109-3614

Sanford C. Bernstein & Co., Inc...........................                 59                         5.87%
767 Fifth Avenue
New York, New York 10153

------------

* Less than 1%.

         (1) Record title to the Holding Common Stock is held by the Nominee for the benefit of Centex Stockholders pursuant to the Nominee Agreement. See "Tandem Securities." However, the Nominee has no power to vote (absent instruction) or to direct the investment of the Holding Common Stock. The number of shares of Holding Common Stock listed as being beneficially owned has been rounded to the nearest whole share.

         (2) Centex owns beneficially and of record warrants (the "Centex Holding Stock Warrants") to purchase 100 shares of Holding Common Stock (subject to adjustment) at an exercise price of $800 per share (subject to adjustment). The shares of Holding Common Stock, which may be acquired upon the exercise of the Centex Holding Stock Warrants as of the date when the Stockholder Warrants become exercisable, which date Centex may indirectly determine in its discretion, are not outstanding but are included as "beneficially owned" pursuant to the rules and regulations of the Securities and Exchange Commission (the "SEC"). However, it has been assumed in connection with the disclosure of such beneficial ownership that: (i) the Centex Holding Stock Warrants are not subdivided or combined; and
                  (ii) the Holding Common Stock is not subdivided and a stock dividend or stock split with respect to the Holding Common Stock has not occurred, prior to the exercise of the Centex Holding Stock Warrants.

         (3) Based solely upon information contained in the Schedule 13G/A (Amendment No. 15) of FMR Corp. filed with the SEC on February 28, 2000 with respect to Centex Common Stock owned as of February 23, 2000 (the "FMR 13G"). According to the FMR 13G, such number includes 1,516,405 shares (approximately 25.80 shares of Holding Common Stock) over which FMR Corp. had the sole power to vote or direct the vote and 5,321,355 shares (approximately 90.53 shares of Holding Common Stock) over which FMR Corp. had sole dispositive power.

         (4) Based solely upon information contained in the Schedule 13G of Sanford C. Bernstein & Co. ("Bernstein") filed with the SEC on February 8, 2000 with respect to Centex Common Stock owned as of December 31, 1999 (the "Bernstein 13G"). According to the Bernstein 13G, such number includes 1,306,775 shares (approximately 22.23 shares of Holding Common Stock) over which Bernstein had sole voting or dispositive power, 416,340 shares (approximately 7.08 shares of Holding Common Stock) over which Bernstein had shared voting power and 3,449,075 shares (approximately 58.68 shares of Holding Common Stock) over which Bernstein had sole dispositive power. According to the Bernstein 13G, with respect to the 416,340 shares (approximately 7.08 shares of Holding Common Stock) over which Bernstein had shared voting power, Bernstein's clients have appointed an independent voting agent which has instructions to vote such shares in the same manner as Bernstein.

                              ELECTION OF DIRECTORS

         In accordance with the By-laws of Holding, the Board has established the number of directors to be elected at the meeting at four, which shall constitute the entire Board. Unless contrary instructions are indicated on the proxy, it is intended that the shares represented by the accompanying Holding proxy will be voted for the election of the four nominees for director named below or, if any such nominees should become unavailable, which is not anticipated, for such substitute nominees as the Board shall designate. Each director will hold office until the next annual election of directors or until his successor is elected and qualified, subject to removal by the vote of the holders of not less than two-thirds of the then outstanding shares of Holding Common Stock. A plurality of votes cast at the Annual Meeting, in person or by proxy, is required to elect each nominee. The Board recommends that stockholders vote FOR the election of such nominees.

         The four persons named below are the Board's nominees for election as directors at the Annual Meeting. Mr. Low, Mr. Sherer, Mr. West and Mr. Weinberg are currently directors of Holding. Mr. Low and Mr. Sherer were elected as such by the stockholders at the 1999 Annual Meeting of Stockholders. Mr. West was elected as a director on October 7, 1999 by the Holding directors. Effective April 1, 2000 in accordance with the By-laws of Holding, the Holding directors approved an increase in the size of the Board to five directors and elected Mr. Weinberg to fill the newly-created vacancy. Mr. Decker, Chairman of the Board, President and Chief Executive Officer of

Holding through March 31, 2000, has chosen not to stand for re-election as a director of Holding. It is anticipated that the Board will approve a decrease in the size of the Board to four directors at the next regularly scheduled meeting of the Board following the Annual Meeting. The information appearing in the following table regarding the nominees for director has been furnished to Holding by the respective nominees.


                                      POSITIONS AND OFFICES             DIRECTOR              BOARD COMMITTEE
         NAME AND AGE                     WITH HOLDING                   SINCE                  MEMBERSHIP
------------------------------   -------------------------------    ----------------    ---------------------------
Josiah O. Low, III, 61 .......              None (1)                      1987                     Audit

David M. Sherer, 63...........              None (2)                      1987                     Audit

Stephen M. Weinberg, 52.......            President (3)                   2000                       -

Roger O. West, 55.............      Chairman of the Board (4)             1999                     Audit


------------

         (1) Mr. Low has been Managing Director of Donaldson, Lufkin & Jenrette Securities Corporation since February 1988. Mr. Low is also a director of Development, CoStar Group, Inc., The Musicland Group, Inc. and St. Laurent Paperboard, Inc.

         (2) Mr. Sherer has been President of David M. Sherer and Associates, Inc., a commercial real estate, development, investment and brokerage firm for 24 years. Mr. Sherer is also a director of Development.

         (3) Mr. Weinberg is an employee of a subsidiary of Centex and has been President and a director of both Holding and Development, the general partner of CDC, since April 1, 2000. Mr. Weinberg joined Centex in 1978 and held the positions of Centex Homes Division President from 1984 to 1988 and Centex Homes Executive Vice President from 1988 until 1995. In 1995 Mr. Weinberg was appointed Chairman and Chief Executive Officer for Centex HomeTeam Services, a Centex subsidiary, where he served until his appointment as President of both Holding and Development.

         (4) Mr. West has been Chairman of the Board of both Holding and Development since April 1, 2000, and a director of both Holding and Development since October 1999. Mr. West has been Executive Vice President and General Counsel of Healthcare Realty Trust Incorporated, a real estate investment trust listed on the New York Stock Exchange, since May 1994. Prior to his current position, Mr. West was Managing Director of Geary, Porter & West (now Geary, Porter and Donavon) and managing director of predecessor firms, Geary, Glast & Middleton and Geary, Stall & Spencer.

BOARD MEETINGS, FEES, COMMITTEES AND ATTENDANCE RECORDS

         During Holding's fiscal year ended March 31, 2000, the Board held four meetings that were attended by all directors.

         The Board has an Audit Committee, composed of three directors, none of whom is an officer or employee of Holding or any of its subsidiaries, that reviews the work of Holdings's management and independent auditors pertaining to Holding's financial statements and performs such other duties and functions as are deemed appropriate by the Audit Committee or the Board. During Holding's fiscal year ended March 31, 2000, the Audit Committee held two meetings that were attended by all members. Audit Committee members receive a fee of $1,000 per year for serving on the committee. The Board of Directors does not have a standing nomination committee.

         Each member of the Board who is neither an officer nor an employee of Holding or any of its subsidiaries or of Centex or any of Centex's subsidiaries receives a retainer of $12,500 per year and $1,500 per meeting attended during the fiscal year. In addition, Holding reimburses the directors for the reasonable expenses incurred in attending directors and committee meetings.

The following are the key responsibilities of the Audit Committee:

     o recommending the appointment of independent auditors to the Board of Directors;

     o reviewing the scope of the independent auditors' examination and the scope of activities of the internal audit department;

     o reviewing Holding's basic systems and internal controls regarding auditing, accounting and legal compliance;

     o reviewing Holding's audited financial statements and interim financial statements;

     o preparing a report for inclusion in Holding's proxy statement regarding review of audited financial statements for the last fiscal year which includes a statement on whether it recommended that the Board include those financial statements in the Annual Report on Form 10-K (the Audit Committee's report for fiscal year 2000 is reproduced below);

     o reviewing the duties and compensation of the independent auditors and the effect of any such compensation on the auditors' independence, including a review of management consulting services provided by the independent auditors; and

     o reviewing and assessing the adequacy of the Audit Committee's Charter annually and recommending revisions to the Board.

     The Audit Committee meets separately with the independent auditors and with members of the internal audit staff, outside the presence of Holding's management or other employees, to discuss matters of concern, to receive recommendations or suggestions for change and to exchange relevant views and information. The Audit Committee and the Board of Directors are ultimately responsible for the selection, evaluation and replacement of the independent auditors.

     Holding's Audit Committee Charter is attached as Appendix A.

REPORT OF AUDIT COMMITTEE

To the Board of Directors of 3333 Holding Corporation:

     We have reviewed and discussed with management 3333 Holding Corporation's audited financial statements as of and for the year ended March 31, 2000.

     We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in 3333 Holding Corporation's Annual Report on Form 10-K for the year ended March 31, 2000.

AUDIT COMMITTEE OF THE 3333 HOLDING CORPORATION BOARD OF DIRECTORS

Josiah O. Low, III, Chairman
David M. Sherer
Roger O. West

May 24, 2000

                             EXECUTIVE COMPENSATION

     Neither Holding nor Development has any full-time employees. The directors and executive officers of Holding, who hold the same directorships and offices in Development, perform all executive management functions for Holding and Development. Services required by Holding and CDC in their operations are also provided pursuant to a services agreement and a management agreement, respectively. See "Certain Transactions." The executive officers of Holding did not receive any remuneration from Holding, Development or CDC for the fiscal year ended March 31, 2000. Directors of Holding who are neither officers nor employees of Holding, Centex or any of their subsidiaries receive compensation from Holding in the form of director's fees. See "Election of Directors - Board Meetings, Fees, Committees and Attendance Records." During fiscal year 2000, each executive officer of Holding received remuneration in the form of cash and incentive compensation from Centex or one of its subsidiaries in his or her capacity as a director, officer or employee thereof.

     During fiscal year 2000, Richard C. Decker, Chairman of the Board, President and Chief Executive Officer of Holding through March 31, 2000, and Kimberly A. Pinson, Vice President, Treasurer, Controller and Assistant Secretary of Holding through June 16, 2000 devoted a majority of their time and attention to the management of Holding and its subsidiaries. Mr. Decker and Ms. Pinson, who were the only executive officers of Holding during fiscal year 2000, provided such services to Holding and its subsidiaries on behalf of and in their capacities as officers and employees of subsidiaries of Centex, pursuant to the management agreement described above and were compensated by a subsidiary of Centex. The following table sets forth the cash and noncash compensation for each of the last three fiscal years (or such shorter period of time during which such person was an officer of Holding) awarded to or earned by the Chief Executive Officer of Holding.

                           SUMMARY COMPENSATION TABLE


                                                                          LONG-TERM
                                                                         COMPENSATION
                                                                   ------------------------
                                            ANNUAL COMPENSATION             AWARDS
                                         ------------------------- ------------------------
            NAME AND             FISCAL                             SECURITIES UNDERLYING          ALL OTHER
       PRINCIPAL POSITION         YEAR   SALARY ($)  BONUS($) (1)      OPTIONS/SARS (#)      COMPENSATION ($) (2)
-------------------------------- ------- ----------- ------------- ------------------------ -----------------------
Richard C. Decker, (3)             2000   $290,000     $190,000            5,000 (4)               $28,568
Chairman of the Board,             1999    275,000      175,000           10,000 (5)                27,256
President and Chief
Executive Officer

------------

         (1) Cash bonuses for services rendered in fiscal years 2000 and 1999 have been listed in the year earned, but were actually paid in the following fiscal year.

         (2) Except as noted below, this amount represents Centex contributions to, and forfeitures allocated to, the account of the recipient under the Profit Sharing Plan and Retirement Plan of Centex, a defined contribution plan, which accrued amounts are 40% vested in Mr. Decker as of March 31, 2000. The compensation for Mr. Decker for fiscal years 2000 and 1999 also includes contributions accrued pursuant to the Centex Corporation Amended and Restated Supplemental Executive Retirement Plan in the amounts of $12,745 and $11,500, respectively, which accrued amounts are 40% vested in Mr. Decker as of March 31, 2000.

         (3) Mr. Decker was elected an executive officer of Holding in fiscal year 1999 and resigned as Chairman of the Board, Chief Executive Officer and President of Holding effective March 31, 2000. Effective April 1, 2000, Roger O. West was elected Chairman of the Board and Stephen M. Weinberg was elected President of Holding.

         (4) This option to receive shares of Centex Common Stock ("Centex Option") was granted effective April 3, 2000, but is included for fiscal year 2000 because the grant related to performance goals achieved during fiscal year 2000. This Centex Option represents approximately .09 shares of Holding Common Stock.

         (5) This Centex Option represents approximately .17 shares of Holding Common Stock.


                 OPTIONS/SAR GRANTS IN LAST FISCAL YEAR (1) (2)


                                                                                      POTENTIAL REALIZABLE VALUE
                                                                                        AT ASSUMED ANNUAL RATES
                                                                                      OF STOCK PRICE APPRECIATION
                                 INDIVIDUAL GRANTS                                          FOR OPTION TERM
------------------------------------------------------------------------------------ -----------------------------
                         NUMBER OF        % OF TOTAL
                        SECURITIES       OPTIONS/SARS
                        UNDERLYING        GRANTED TO       EXERCISE
                       OPTIONS/SARS        EMPLOYEES         PRICE      EXPIRATION
        NAME            GRANTED (#)    IN FISCAL YEAR (3) ($/SH) (4)       DATE          5% ($)         10% ($)
--------------------  ---------------  -----------------  -----------  ------------- --------------   ------------
Richard C. Decker        5,000 (5)            .3%           $23.81        4/2/10        $75,000         $190,150

------------

         (1) The Centex Option was granted effective April 3, 2000, but is included for fiscal year 2000 because the grants related to performance goals achieved during fiscal year 2000. Accordingly, information regarding the Centex Option granted effective April 1, 1999 relating to performance goals achieved for fiscal year 1999 (which was disclosed in Holding's 1999 proxy statement under "Option/SAR Grants in Last Fiscal Year") is not included.

         (2) Amounts set forth in the table reflect the number and value of shares and options only. Centex has issued no SARs.

         (3) Percentage represents the Centex Option divided by the total number of options granted to employees of Centex and its subsidiaries. Mr. Decker is an employee of a subsidiary of Centex.

         (4) These options were granted under the Centex Corporation Amended and Restated 1987 Stock Option Plan at $23.81 per share, the fair market value on the date of grant. The exercise price is equal to the closing trading price of Centex Common Stock on March 31, 2000. This option is exercisable 20% on the date of the grant and 20% on the four following anniversary dates of the grant.

         (5) This Centex Option represents approximately .09 shares of Holding Common Stock.

               AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                        AND FY-END OPTION/SAR VALUES (1)


                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                                                               OPTIONS/SARS            IN-THE-MONEY OPTIONS/SARS
                                                             AT FY-END (#) (2)             AT FY-END ($) (3)
                                                       ----------------------------- ------------------------------
                            SHARES
                          ACQUIRED ON       VALUE
          NAME           EXERCISE (#)   REALIZED ($)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
------------------------ ------------- --------------- ------------- --------------- ------------- ----------------
Richard C. Decker              --            $ --         23,600 (4)    60,400 (5)      $187,875        $438,375

------------

         (1) Amounts set forth in the table reflect the number and value of shares of Centex Common Stock and Centex Options only. Centex has issued no SARs.

         (2) Includes an option as unexercisable that was granted effective April 3, 2000 based upon the achievement of performance goals for fiscal year 2000. See "Option/SAR Grants in Last Fiscal Year" on page 30.

         (3) Represents the difference between the closing pricing of Centex Common Stock on March 31, 2000 of $23.81 per share and the exercise price of such options.

         (4) These Centex Options represent a total of approximately .40 shares of Holding Common Stock.

         (5) These Centex Options represent a total of approximately 1.03 shares of Holding Common Stock.

COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     None of Holding's directors, officers or employees has any relationship requiring disclosure under Item 402(j) of Regulation S-K.

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE ON EXECUTIVE COMPENSATION

     Holding does not have a compensation committee, stock option committee or any other committee performing similar functions. Holding's Board does not make or influence any decision regarding the cash or noncash compensation paid to the executive officers of Holding. Rather, as previously explained, all compensation earned by Holding's executive officers is paid by affiliates of Centex. See "Executive Compensation." As long as the executive officers of Holding are compensated by Centex or its affiliates, Holding does not intend to provide any other compensation to such individuals. Because Holding cannot influence or affect the amount or form of such compensation paid to Holding's executive officers, no report is provided herein.

PERFORMANCE GRAPH

     As describe in "Tandem Securities," the record owner of the 1,000 issued and outstanding shares of Holding Common Stock is the Nominee, who holds such stock pursuant to the Nominee Agreement on behalf of and for the benefit of Centex Stockholders. Thus, each Centex Stockholder owns a beneficial interest in a portion of the 1,000 shares of Holding Common Stock held by the Nominee, which shares are currently tradeable only in tandem with, and as a part of, each such Centex Stockholder's Centex Common Stock. As a consequence of the foregoing and because the beneficial interests in the 1,000 shares of Holding Common Stock do not have any separate ascertainable value, no performance graph is provided herein. Stockholders desiring to review the five-year stock performance of Centex Common Stock are directed to the "Performance Graph" section on page 18 of the Centex Proxy Statement.

SECTION 16(a) COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Holding's directors and executive officers, and persons who beneficially own more than 10% of a registered class of Holding's equity securities to file initial reports of ownership reports of changes in ownership, and annual reports of ownership with the SEC and the New York Stock Exchange. Such persons are required by SEC regulation to furnish Holding with copies of all Section 16(a) forms that they file with the SEC.

     Based solely on its review of the copies of such forms received by it with respect to fiscal year 2000, or written representations from certain reporting person, Holding believes that its directors and executive officers, and persons who beneficially own more than 10% of a registered class of Holding's equity securities have complied with all filing requirements required by Section 16(a) for fiscal year 2000 applicable to such persons.


                              CERTAIN TRANSACTIONS

     Holding entered into a service agreement in May 1987 with Centex Service Company, a wholly-owned subsidiary of Centex ("CSC"), whereby CSC agreed to provide certain tax, accounting and other similar services for Holding at a fee of $2,500 per month. In April 1998, the services agreement was amended to include certain real estate development and management services and the related fee was increased to $30,000 per month. Service fees of $360,000 were paid pursuant to this agreement for fiscal year 2000.

     CDC has entered into an agreement with Holding to provide management services to CDC in connection with the development, operation and maintenance of CDC property and other administrative services. Management fees and reimbursable costs totaling $583,000 were incurred under this agreement during fiscal year 2000.

     In fiscal year 2000, CDC sold to Centex Homes certain tracts of land for $5,373,000. Centex Homes has agreements to purchase an additional 103 lots from CDC.

     During fiscal year 1998, the partnership agreement governing CDC was amended to allow for the issuance of a new class of limited partnership units, Class C Preferred Partnership Units ("Class C Units"), to be issued in exchange for assets acquired from a limited partner or from an entity that is to be admitted as a limited partner. Centex Homes, a general partnership wholly-owned by Centex Real Estate Corporation ("CREC") and subsidiaries of CREC, is currently the sole limited partner of CDC. During fiscal year 2000, CDC acquired assets valued at $8,095,000 from Centex Homes in exchange for 8,095 Class C Units.

     In July 1995, at the combined Annual Meeting of Stockholders of Centex and Holding, Centex Stockholders approved the proposal to extend until November 30, 2007 the detachment date of the Holding Common Stock. Also, in July 1995 the sole limited partner of CDC, the then holder of all Class A Units, waived cumulative preference accruals owed by CDC of $37.5 million and reduced its unrecovered capital in CDC to $47.3 million, which became the new basis for future preference accruals. Unrecovered capital was further reduced by capital distributions in fiscal years 1996 and 1997 totaling $14.5 million. During fiscal year 1998, CDC made preference payments to its limited partner totaling $4.5 million. During fiscal years 1999 and 2000, CDC made no preference payments to its limited partner. At June 1, 2000, unpaid preferred return totaled $15.9 million.

     In April 1998 a 49% owned subsidiary of CDC purchased all of the assets of an indirect subsidiary of CREC consisting of real estate development properties for $3,112,000, the book value of such properties. In connection with the transaction, the CDC subsidiary had the capacity to borrow up to $500,000 on a revolving basis from Centex.

     During fiscal year 2000 operating subsidiaries of CDC executed two separate construction contracts with certain of Centex's construction subsidiaries in the aggregate amount of $14.9 million for the construction of an office building and a community style recreational ice skating center. During such fiscal year, the CDC subsidiaries paid Centex's construction subsidiaries a total of $23.5 million pursuant to such construction contracts and pursuant to other construction contracts executed in prior fiscal years. Additionally, during fiscal year 2000, in connection with third-party construction loans made to CDC operating subsidiaries for the construction financing for nine development projects, CDC operating subsidiaries paid an aggregate of $186,000 in title insurance premiums and escrow fees to Centex title insurance subsidiaries.

     On April 15 1999 Centex Development Company UK Limited ("CDCUK"), a wholly-owned subsidiary of CDC, purchased all of the voting shares of Fairclough Homes Group Limited, a British home builder ("Fairclough"), for approximately $225 million. In connection with the Fairclough acquisition, CDC guaranteed certain obligations of CDCUK, including payment under two promissory notes that CDCUK delivered to the seller for the purchase price, and payment of the preferred stock dividends due to the seller from April 1, 1999 through March 31, 2001. The CDC guaranty is augmented with an undertaking by Centex Homes, the sole limited partner of CDC, that if CDC does not have sufficient funds to satisfy its obligations, Centex Homes will make such capital contributions to CDC as are necessary to enable CDC to satisfy such obligations. Further, supplementing the undertaking by Centex Homes, Centex agreed that if Centex Homes does not perform its obligations, Centex will take appropriate action to cause the performance of those obligations.

     Payment of the negotiable note is primarily secured by a letter of credit issued by a United Kingdom bank. In order to procure such letter of credit, CDC guaranteed payment of the principal amount when due to the bank. Centex also provided an assurance to the bank that if CDC does not meet its obligations, Centex will cause CDC to have sufficient funds for CDC to perform its obligations, primarily through Centex's purchase of limited partnership units in CDC.

     Centex has made limited guarantees relating to a number of CDC's construction and permanent project loans. At March 31, 2000, these guarantees totaled $3.4 million and are payable only in the event of default by CDC under its obligations as a limited guarantor on these loans.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP acted as Holding's independent public accountants for the fiscal year ended March 31, 2000 and has served as independent public accountants for Holding since its incorporation in May 1987. Holding's independent public accountants are selected annually by the Board at the Board's first meeting held subsequent to the Annual Meeting of Stockholders. It is expected that the Board will select Arthur Andersen LLP as Holding's independent public accountants for the current year.

     Representatives of Arthur Andersen LLP are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders of Holding.


                             STOCKHOLDERS PROPOSALS

     Holdings's 2001 Annual Meeting of Stockholders is scheduled to be held on July 26, 2001. In order to be considered for inclusion in Holdings's proxy material for that meeting, stockholder proposals must be received at Holding's executive offices, addressed to the attention of the Secretary, not later than February 26, 2001.


                                    FORM 10-K

     STOCKHOLDERS ENTITLED TO VOTE AT THE MEETING MAY OBTAIN A COPY OF HOLDING'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2000, INCLUDING THE FINANCIAL STATEMENTS, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE, UPON WRITTEN OR ORAL REQUEST TO CENTEX CORPORATION,
ATTENTION: RAYMOND G. SMERGE, SECRETARY, 2728 N. HARWOOD, DALLAS, TEXAS 75201,
(214) 981-5000.


                                            By Order of the Board of Directors


                                                     RAYMOND G. SMERGE
                                                         Secretary

Dallas, Texas
June 26, 2000

                                   APPENDIX A

                            3333 HOLDING CORPORATION

                             AUDIT COMMITTEE CHARTER

         1. PURPOSE.

         The Audit Committee (the "Committee") of the Board of Directors (the "Board") of 3333 Holding Corporation (the "Corporation") shall be charged with assisting the Board in discharging its responsibility to ensure the accuracy and integrity of the Corporation's financial reporting system. In particular, the Committee shall oversee the participation of management and the independent accountants of the Corporation in the public financial reporting process.

         Among other things, the Committee shall assist the Board by reviewing and making recommendations with respect to:

         o periodic financial reports disseminated by the Corporation to the public including, by way of example, the financial statements included in the Corporation's Annual Reports on Form 10-K and annual report to stockholders;

         o the Corporation's basic systems of internal controls regarding auditing, accounting and legal compliance; and

         o the Corporation's auditing, accounting and financial reporting processes generally.

Consistent with this function, the Committee shall endeavor to encourage continuous improvements of, and foster adherence to, the Corporation's auditing, accounting and financial reporting policies and procedures at all levels.

         2. MEMBERSHIP.

         The Committee shall consist of at least three directors.

         Each member of the Committee shall be "independent" (as that term is defined in Section 303.01(B)(2)(a) and (B)(3) of the New York Stock Exchange Corporate Governance Standards), and shall not have any relationship to the Corporation that may interfere with the exercise of his or her independence from management and the Corporation. In addition, each member of the Committee shall be financially literate (or shall become "financially literate" within a reasonable period of time after appointment to the Committee) and at least one member of the Committee shall have "accounting or related financial management expertise" (as such terms are used in Section 303.01(B)(2)(b) and (B)(2)(c) of the NYSE Corporate Governance Standards), in each case as the Board interprets such qualifications in its business judgment.

         The Board shall appoint the members of the Committee at the Board meeting ("Annual Meeting") held in conjunction with the annual stockholders meeting, and each Committee member shall serve until the next Annual Meeting unless prior thereto he or she (x) resigns as a member of the Committee, (y) is removed or replaced by a majority vote of the members of the Board or (z) ceases to be a director, in which event the Board shall appoint another director to fill such unexpired term. Further, if for any reason the Board does not appoint members to the Committee at an Annual Meeting, the directors who then comprise the Committee will continue to serve as members of the Committee until new members are appointed by the Board, subject to clauses (x), (y) and (z) above.

         3. OPERATION.

         The following rules and procedures shall govern the operation of the
Committee:

         A majority of the members of the Committee shall constitute a quorum for the transaction of business. Action by the Committee shall be official if approved by a vote of a majority of the members present at any meeting at which a quorum is present. Except as otherwise required by law or stock exchange rule, the Committee may, without a meeting, authorize or approve any action by written instrument signed by all of the members. Any written memorandum signed by all members of the Committee shall have the same force and effect as a formal resolution adopted in open meeting of the Committee.

         The Board shall elect one of the members of the Committee to act as chairperson of the Committee (the "Chairperson"). Such member shall act as Chairperson until the next Annual Meeting unless prior thereto he or she (x) resigns as Chairperson, (y) is removed or replaced by the Board or (z) ceases to be a director, in which event the Board shall appoint another member of the Committee to serve as Chairperson for the unexpired term. The Chairperson shall preside over all meetings of the Committee. In addition, the Chairperson shall periodically report the Committee's findings and conclusions to the Board. The Board may, in its discretion, elect another member of the Committee as vice-chairperson, to serve in the stead of the Chairperson if he or she is unavailable, unwilling or unable to act.

         The Committee shall maintain minutes of its meetings and written records of its actions. Members may participate and hold a meeting of the Committee by means of telephone conference or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in such a meeting constitutes presence in person at such meeting.

         The Committee shall meet as scheduled by the Chairperson, as frequently as circumstances dictate. The Committee shall meet at least one time each year with the Corporation's director of internal audit and the independent accountants in separate executive sessions to discuss any matters that the Chairperson or any other member of the Committee believes should be discussed privately.

         The Committee may, at its discretion, engage such independent consultants as it deems appropriate and may invite to all or part of any Committee meeting such representatives of independent consultants, members of management, or other persons as the Committee shall deem necessary or appropriate.

         4. DUTIES AND RESPONSIBILITIES.

         To fulfill its purpose as described above, the Committee shall have the following specific duties and responsibilities:

         General Responsibilities.   The Committee shall:

         o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

         o Assist the Board in fulfilling its fiduciary responsibilities to the stockholders with respect to matters relating to the Corporation's accounting, reporting, audit, legal compliance and internal control process.

         o Provide an open and timely avenue of communication among the independent accountants, financial and senior management, the internal audit department, and the Board.

         o Report Committee actions to the Board and make appropriate recommendations.

         o Conduct or authorize investigations into matters within the Committee's scope of responsibility. The Committee is authorized to retain independent counsel, accountants or others it needs to assist in an investigation.

         Independent Accountants. The Corporation's independent accountants are ultimately accountable to the Board and the Committee, and the Committee and the Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside accountant. With respect to the Corporation's independent accountants, the Committee shall:

         o Recommend to the Board the selection of the independent accountants for the annual audit and for quarterly reviews, considering such factors as the Committee deems to be relevant, including the independence and effectiveness of the independent accountants. The selection of the independent accountants shall be ratified by the stockholders of the Corporation if the Board so directs.

         o Recommend to the Board the dismissal of independent accountants when circumstances warrant. The dismissal of the independent accountants shall be subject to approval by the Board.

         o Ensure that the independent accountants submit on a periodic basis (but not less than annually) to the Committee a formal written statement or report (the "Accountants' Independence Report") delineating all relationships between the independent accountants and the Corporation.

         o Actively engage in a dialogue with the independent accountants with respect to any relationships or services disclosed to the Committee (whether in the Accountants' Independence Report or otherwise) that may impact the objectivity and independence of the independent accountants.

         o Recommend that the Board take appropriate action in response to the Accountants' Independence Report to satisfy itself of the independent accountants' independence.

         o On an annual basis, review fees paid to the independent accountants and the effect of any such fees on the accountants' independence, including a review of management consulting services provided by the independent accountants.

         o        Review the planned arrangements and scope of the annual audit.

         o Review the coordination efforts of the independent accountants with the internal audit department.

         o        Inquire as to:

                  (a) any serious difficulties or disputes encountered during the course of the external audit, including any restrictions on the scope of work or access to required information, and

                  (b) any significant disagreement among management and the independent accountants or the internal audit department in connection with the preparation of the financial statements.

         o Discuss any other item related to the audit procedures or findings that Generally Accepted Auditing Standards require the independent accountants to discuss with the Committee.

         Financial Reporting Process. With respect to matters affecting the financial reporting process, the Committee shall:

         o Request that the independent accountants provide the Committee with a timely notification and analysis of significant financial reporting issues together with their resolutions.

         o Inquire of management, the internal audit department and the independent accountants about significant risks and exposures.

         o Consider the independent accountants' judgments about the quality and appropriateness, not just the acceptability, of the Corporation's accounting principles and financial disclosures.

         o Consider major changes to the Corporation's auditing and accounting principles and practices as suggested by management, the independent accountants, or the internal audit department.

         Financial Statements, Reports and Other Document. The Committee shall:

         o Review the Corporation's annual financial statements, related notes and the independent accountant's report, and resolve any questions with management, and if required, with the independent accountants.

         o Review the independent accountants' audit of and report on the annual financial statements.

         o Review annual filings with the SEC and other published documents containing the Corporation's financial statements and resolve any questions with management, and if required, with the independent accountants.

         o For quarterly financial reports, discuss matters required by SAS 61 with management and the independent accountants before the Form 10-Q is filed with the SEC and resolve any questions with management, and if required, with the independent accountants. Quarterly discussions with the independent accountants and management may be conducted with the Committee or its Chairperson.

         o Include a report in the Corporation's proxy statement disclosing whether the Committee has reviewed and discussed the audited annual financial statement of the Corporation with management and discussed certain matters with the independent accountants. The report will reflect whether:

                  (a) The Committee has reviewed and discussed the audited financial statements with management;

                  (b) The Committee has reviewed and discussed with the independent accountants the matters required to be discussed by SAS 61, as may be modified or supplemented;

                  (c) The Committee has received the written disclosures and the letter from the independent accountants required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the accountants the accountants' independence; and

                  (d) Based on the review and discussions described above, the Committee has recommended to the Board that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

         o Disclose in the Corporation's proxy statement that the Committee is governed by a written charter. The charter will be included as an appendix to the proxy statement at least once every three years beginning with the proxy statement for the 2000 annual meeting of stockholders of the Corporation.

         o Disclose in the Corporation's proxy statement that the members of the Committee are independent as defined in Sections 303.01(b)(2)(a) and (B)(3) of the NYSE Corporate Governance Standards.

         o With respect to any changes to the composition of the Committee, and otherwise approximately once each year, ensure that the Corporation provides the NYSE with written confirmation regarding: (1) any determination that the Board has made regarding the independence of directors pursuant to NYSE listing standards; (2) the financial literacy of the Committee members; (3) the determination that at least one of the Committee members has accounting or related financial management expertise; and (4) the annual review and reassessment of the adequacy of the committee charter.

         Financial Controls. The Committee shall:

         o Review with the independent accountants and the internal audit department the adequacy of the Corporation's internal controls, including computerized information systems controls and security.

         o Discuss with management and the independent accountants any significant findings and recommendations made by the independent accountants together with management's responses.

         o Review the need for changes or improvements, including improvements in efficiency, to financial and accounting practices and controls.

         Internal Audit. The Committee shall:

         o Discuss with management and the internal audit department any significant findings during the year and management's response to them.

         o Review the internal audit department's plan, scope, budget and staffing.

         o Review the adequacy of the organizational structure and qualifications of the internal audit department.

         Periodic Responsibilities. The Committee shall:

         o        Review the Committee's charter and responsibilities.

         o Annually review the Committee's proceedings, methodology and function and institute appropriate changes to improve performance or reflect changes in the business environment.

         o Review with the Corporation's general counsel significant legal compliance matters, including corporate securities trading policies.

-------------------------------------------------------------------------------

                               CENTEX CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 ANNUAL MEETING OF STOCKHOLDERS - JULY 27, 2000


The undersigned hereby appoints Laurence E. Hirsch and David W. Quinn (acting unanimously or, if only one be present, by that one alone), and each of them, proxies, with full power of substitution to each, to vote, as specified on the reverse side, at the Annual Meeting of Stockholders of Centex Corporation ("Centex") to be held July 27, 2000, or any adjournment thereof, all shares of Common Stock of Centex registered in the name of the undersigned at the close of business on June 8, 2000.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED ON THE BALLOT ON THE REVERSE SIDE, BUT IF NO INSTRUCTIONS ARE INDICATED, THEN THIS PROXY WILL BE VOTED FOR ITEM 1. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM 2.

 By execution of this proxy, you hereby acknowledge receipt herewith of Notice of Meeting and Proxy Statement dated June 26, 2000.


    READ, EXECUTE AND DATE REVERSE SIDE AND MAIL IN THE ENCLOSED ENVELOPE.


-------------------------------------------------------------------------------

PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARDS OF DIRECTORS OF CENTEX CORPORATION AND 3333 HOLDING CORPORATION. TO ENSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS IN THE ENCLOSED ENVELOPE. PLEASE TEAR OFF AND DISCARD THIS STUB.

-------------------------------------------------------------------------------


                            3333 HOLDING CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 ANNUAL MEETING OF STOCKHOLDERS - JULY 27, 2000


The undersigned hereby appoints Roger O. West and Stephen M. Weinberg (acting unanimously or, if only one be present, by that one alone), and each of them, proxies, with full power of substitution to each, to vote, as specified on the reverse side, at the Annual Meeting of Stockholders of 3333 Holding Corporation ("Holding") to be held July 27, 2000, or any adjournment thereof, all the beneficial interest of the undersigned in that portion of the 1,000 shares (the "Shares") of Common Stock of Holding registered in the name of The Chase Manhattan Bank (the "Nominee") pursuant to that certain Nominee Agreement dated November 30, 1987 by and among Holding, Centex Corporation ("Centex"), Centex Development Company, L.P. and the Nominee, at the close of business on June 8, 2000 (the "Record Date"), that the total number of shares of Common Stock of Centex held by the undersigned on the Record Date (being the number of shares shown on this proxy beside the name of the undersigned (the "Centex Owned Shares")) bears to the total number of shares of Centex Common Stock outstanding on the Record Date. The beneficial interest of the undersigned in the Shares is thus equal to approximately .000017 multiplied by the number of the Centex Owned Shares.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED ON THE BALLOT ON THE REVERSE SIDE, BUT IF NO INSTRUCTIONS ARE INDICATED, THEN THIS PROXY WILL BE VOTED FOR ITEM 1. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM 2.

 By execution of this proxy, you hereby acknowledge receipt herewith of Notice of Meeting and Proxy Statement dated June 26, 2000.


     READ, EXECUTE AND DATE REVERSE SIDE AND MAIL IN THE ENCLOSED ENVELOPE.

-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The Board of Directors recommends                     CENTEX CORPORATION                  Please mark
that you vote FOR the election                                                            your vote as  [X]
of all the nominees in Item 1.                                                            indicated in
                                                                                          this example


1. Election of directors listed                    (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write
   to the right to serve until the                  the nominee's name in the space provided below.)
   Annual Meeting of Stockholders
   in 2003.

    FOR all nominees           WITHHOLD            Dan W. Cook III, Laurence E. Hirsch and Charles H. Pistor
   listed to the right         AUTHORITY
   (except as marked      to vote for all nominees
    to the contrary).      listed to the right.    ---------------------------------------------------------------------------------
         [ ]                      [ ]

2. In their discretion, on such
   other business as may properly
   be brought before the meeting
   or any adjournment thereof.
                                                                                        THIS PROXY MAY BE REVOKED
                                                                                        AT ANY TIME BEFORE IT IS
                                                                                        VOTED AT THE ANNUAL MEETING.

                                                                                       UNLESS OTHERWISE SPECIFIED, THIS
                                                                                       PROXY WILL BE VOTED FOR ITEM 1 and, in
                                                                                       the discretion of the named proxies,
                                                                                       upon such other business as may properly
                                                                                       be brought before the meeting or any
                                                                                       adjournment thereof. By executing this
                                                                                       proxy, the undersigned hereby revokes
                                                                                       prior proxies relating to the meeting.

                                                                                        DATED:                , 2000


                                                                                        ----------------------------
                                                                                                 SIGNATURE

                                                                                        ----------------------------
                                                                                                 SIGNATURE


------------------------------------------------------------------------------------------------------------------------------------
PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARDS OF DIRECTORS OF CENTEX CORPORATION AND 3333 HOLDING CORPORATION. TO ENSURE
REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS IN THE ENCLOSED
ENVELOPE. PLEASE TEAR OFF AND DISCARD THIS STUB.
------------------------------------------------------------------------------------------------------------------------------------
The Board of Directors recommends                - 3333 HOLDING CORPORATION -
that you vote FOR the election
of all the nominees in Item 1.

1. Election of directors listed                   (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write
   to the right.                                   the nominee's name in the space provided below.)

    FOR all nominees           WITHHOLD            Josiah O. Low, III, David M. Sherer, Roger O. West and Stephen M. Weinberg
   listed to the right         AUTHORITY
   (except as marked      to vote for all nominees
    to the contrary).      listed to the right.    ---------------------------------------------------------------------------------
         [ ]                      [ ]

2. In their discretion, on such
   other business as may properly
   be brought before the meeting
   or any adjournment thereof.

                                                                                        THIS PROXY MAY BE REVOKED
                                                                                        AT ANY TIME BEFORE IT IS
                                                                                        VOTED AT THE ANNUAL MEETING.

                                                                                       UNLESS OTHERWISE SPECIFIED, THIS
                                                                                       PROXY WILL BE VOTED FOR ITEM 1 and, in
                                                                                       the discretion of the named proxies,
                                                                                       upon such other business as may properly
                                                                                       be brought before the meeting or any
                                                                                       adjournment thereof. By executing this
                                                                                       proxy, the undersigned hereby revokes
                                                                                       prior proxies relating to the meeting.

                                                                                        DATED:                , 2000


                                                                                        ----------------------------
                                                                                                 SIGNATURE

                                                                                        ----------------------------
                                                                                                 SIGNATURE


------------------------------------------------------------------------------------------------------------------------------------